Exhibit 99.1 Jefferies Financial Group Inc. 2021 Investor Meeting Tuesday, October 12, 2021Exhibit 99.1 Jefferies Financial Group Inc. 2021 Investor Meeting Tuesday, October 12, 2021

Important Disclosures Forward Looking Statements. Certain statements contained herein may constitute “forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., Jefferies Group LLC and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statemen ts of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. Not an Offer. These materials are provided for shareholders of Jefferies Financial Group Inc. and are for informational purposes only. Th ese materials do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any fund, account or strategy described herein. Performance Information. Past performance is not necessarily indicative of future results. 2Important Disclosures Forward Looking Statements. Certain statements contained herein may constitute “forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., Jefferies Group LLC and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statemen ts of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. Not an Offer. These materials are provided for shareholders of Jefferies Financial Group Inc. and are for informational purposes only. Th ese materials do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any fund, account or strategy described herein. Performance Information. Past performance is not necessarily indicative of future results. 2

2021 Investor Meeting Agenda

Start Time	Session	Speaker(s)
9:00 AM	Overview	Rich Handler, CEO Brian Friedman, President
9.30 AM	Financial Review	Matt Larson, CFO, Jefferies Group Teri Gendron, CFO, Jefferies Financial Group
9:50 AM	Investment Banking	Chris Kanoff, Global Head of Investment Banking
10:10 AM	Equities	Peter Forlenza, Global Head of Equities
10:30 AM	Fixed Income	Fred Orlan, Global Head of Fixed Income
10:50 AM	Asset Management	Sol Kumin, Co-President of Asset Management Nick Daraviras, Co-President of Asset Management
11:10 AM	Q & A	

3

Jefferies

Patiently Building Jefferies Group - Growth on Wall Street ($ Millions) (1) Net Revenues Average Net Revenues Per Year $6,197 $2,718 $1,128 $359 1990s 2000s 2010s 2020s (1) (2) Average Net Earnings Per Year $1,261 $240 $63 $35 1990s 2000s 2010s 2020s See pages 66-71 at the back of this presentation for endnotes. 4Patiently Building Jefferies Group - Growth on Wall Street ($ Millions) (1) Net Revenues Average Net Revenues Per Year $6,197 $2,718 $1,128 $359 1990s 2000s 2010s 2020s (1) (2) Average Net Earnings Per Year $1,261 $240 $63 $35 1990s 2000s 2010s 2020s See pages 66-71 at the back of this presentation for endnotes. 4

Our Consistent Strategy Our strategy remains straightforward and has been consistently executed ▪ Continue to grow our core business of Investment Banking, Capital Markets and Asset Management ─ Build on the leadership position we have developed, with our investment banking franchise as the overriding force ─ Maintain focus on clients, culture and long-term value creation ─ Invest in people to continue to gain market share and in technology to continue to increase productivity ─ Disciplined management of headcount and operating expenses ─ Maintain a conservative and efficient balance sheet, high levels of liquidity and careful risk management ▪ Drive shareholder value ─ Maintain strong ROTE at Jefferies Financial Group, as Jefferies Group becomes an ever larger portion of our overall business ─ Continue to increase the portion of Jefferies Group’s income that is derived from lower risk, less volatile activities ─ Complete the exit from our legacy Merchant Banking portfolio ─ Return excess capital to shareholders through dividends and buybacks Our consolidated results for the first nine months of FY21 further demonstrate the durability, operating leverage and momentum of our firm and business model 5

Step Change in Jefferies’ Results and Market Position ▪ Jefferies has moved to a Last seven quarters of core business earnings each higher than any quarter before 2020 higher operating plane, in terms of industry position, financial results and ability Ongoing improvement in Investment Banking rankings, now the #6 global M&A advisor to add value to an ever- increasing client base M&A deal volume up 40% YoY, with average transaction size also increasing to $1.2 Bn ▪ Strategic alliance with SMBC is testament to our ongoing momentum and 237 revenue-producing Managing Directors in Investment Banking, an all time high will further support growth ▪ Our collective response to Ongoing momentum in Equities, with Cash ranked #8 globally, and 60% of revenues from Non-Cash products the challenges of a protracted COVID and hybrid working Research ranked #8 or better by Institutional Investor in each of Americas, Europe and Asia-Pacific environment has demonstrated a high level Increasing portion of revenues from lower risk activities of institutional resilience and flexibility Strong increase in Asset Management third-party assets, and fee-based revenues 6

Recent Results ($ Millions) Net Revenues Jefferies Financial Group Jefferies Group $8,237 $7,006 $6,376 $6,011 $5,397 $5,197 2020 YTD Q3'21 LTM Q3'21 (1) (2) Net Income $1,650 $1,540 $1,342 $1,233 $879 $770 2020 YTD Q3'21 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 7Recent Results ($ Millions) Net Revenues Jefferies Financial Group Jefferies Group $8,237 $7,006 $6,376 $6,011 $5,397 $5,197 2020 YTD Q3'21 LTM Q3'21 (1) (2) Net Income $1,650 $1,540 $1,342 $1,233 $879 $770 2020 YTD Q3'21 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 7

Growth in Investment Banking Revenues (1) Investment Banking Net Revenues Predecessor Successor ($ Millions) $4,163 $2,398 $1,439 $890 $495 $72 $9 $91 See pages 66-71 at the back of this presentation for endnotes. 8Growth in Investment Banking Revenues (1) Investment Banking Net Revenues Predecessor Successor ($ Millions) $4,163 $2,398 $1,439 $890 $495 $72 $9 $91 See pages 66-71 at the back of this presentation for endnotes. 8

Revenue Growth Significantly Greater Than Market Across All Major Businesses Net Revenue CAGR: LTM 1H 2021 vs. 2018 (%) Investment Banking Equities Fixed Income 37% 35% 28% 16% 14% 8% (1) (1) (1) Market Jefferies Market Jefferies Market Jefferies See pages 66-71 at the back of this presentation for endnotes. 9Revenue Growth Significantly Greater Than Market Across All Major Businesses Net Revenue CAGR: LTM 1H 2021 vs. 2018 (%) Investment Banking Equities Fixed Income 37% 35% 28% 16% 14% 8% (1) (1) (1) Market Jefferies Market Jefferies Market Jefferies See pages 66-71 at the back of this presentation for endnotes. 9

Meaningfully Improved Investment Banking Rankings Reflect Decades of Consistent Investment in Our Full Service, Global Capabilities

League Table Ranking: Investment Banking Addressable Market (Global M&A, ECM, Leveraged Finance)[(1)(2)]
(Rankings Based on Fee Revenues)



12
17
21
6
8
9
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021 YTD
M&A, ECM, LevFin
M&A
Capital Markets (ECM + LevFin)

Investment Banking Fee Revenues (Global M&A, ECM, Leveraged Finance)					
($ Millions)	2000	2010	2020	2021 YTD[(2)]	CAGR[(3)]
Addressable Market	$46,883	$53,128	$64,771	$74,794	3.7%
Jefferies (As per Dealogic)	27	557	1,838	2,494	27.3%
Jefferies Market Share	0.1%	1.1%	2.8%	3.3%	

- We have steadily improved our Investment Banking ranking to #8, and our M&A ranking to #6
- In doing so, we have:
  - Increased annual fee revenues at more than double the rate of other Top 10 players
  - Improved consistently across all products and regions
- For 2020, the top 10 players had average annual fee revenues of $3.4 billion, vs. $0.7 billion for players ranked 11-20
- We believe we have momentum to progress further, as we continue to strengthen our capabilities and coverage

See pages 66-71 at the back of this presentation for endnotes.

10

Jefferies

Steady Market Share Growth Across Capital Markets

Capital Markets

Revenues Pools and Market Share
($ Billions, Percent)

	2016	2017	2018	2019	2020	1H'21
Equities & FICC Revenue Pool[1]	$120	$112	$112	$112	$147	$81
Jefferies Share (Capital Markets)	1.0%	1.2%	1.1%	1.3%	1.7%	1.7%
Equities Revenue Pool[1]	$43	$43	$47	$42	$47	$33
Jefferies Share (Equities)	1.4%	1.6%	1.4%	1.9%	2.4%	2.4%
FICC Revenue Pool[1]	$77	$69	$65	$70	$100	$48
Jefferies Share (Fixed Income)	0.9%	0.9%	0.9%	1.0%	1.3%	1.3%

Equities

% Change – LTM Q3'21 vs. 2016



124%
169%
15%
Global Revenue
International Revenue
Average Headcount

Fixed Income

% Change – LTM Q3'21 vs. 2016



67%
111%
2%
Global Revenue
International Revenue
Average Headcount

See pages 66-71 at the back of this presentation for endnotes.

11

Jefferies

Synergistic Long Term Partnerships:
Jefferies Finance – Corporate Lending J.V. With Mass Mutual

Jefferies
Jefferies Finance LLC

- A 50/50 J.V. with Mass Mutual, established in 2004, Jefferies Finance (JFIN) is a leading commercial finance company focused on arranging leveraged loan transactions and managing a well-diversified, high quality loan portfolio
  - Capability to lead arrange, underwrite and hold first lien term, second lien term, bridge, and mezzanine loans
  - Over $275 billion of loans lead arranged since inception
  - Dedicated team of 95 professionals including 70 investment professionals
- JFIN is also the manager of 24 term loan and revolver CLOs, with managed capital across all business lines exceeding $12 billion
- In addition to supporting our Investment Banking franchise, Jefferies' investment in JFIN generates an attractive stream of earnings

Leading Position in U.S. Sponsor-Backed Market

LTM Q3'21 US Sponsor-Backed LBO Financings
Ranking by Fee Market Share

Bookrunner	Fee Market Share	Value ($mm)	No. of Transactions
Credit Suisse	8.1%	$13,308	100
BofA Securities	6.9%	$11,724	81
Jefferies	**6.6%**	**$11,888**	**79**
JPMorgan	6.3%	$6,355	43
Barclays	6.1%	$11,500	85
Antares Capital	5.6%	$10,484	66
Deutsche Bank	5.0%	$9,123	71
Goldman Sachs	4.7%	$8,069	60
UBS	4.5%	$8,,730	58
RBC Capital Markets	4.4%	$8,382	61

LTM Q3'21 All US Sponsor-Backed Leveraged Financings
Ranking by Fee Market Share

Bookrunner	Fee Market Share	Value ($mm)	No. of Transactions
JPMorgan	9.0%	$67,140	412
BofA Securities	8.1%	$83,947	489
Credit Suisse	7.8%	$59,871	391
Barclays	6.9%	$55,511	380
Goldman Sachs	6.6%	$56,870	370
Jefferies	**5.5%**	**$39,753**	**246**
Deutsche Bank	5.2%	$42,799	314
Morgan Stanley	5.0%	$37,730	246
RBC Capital Markets	4.3%	$37,791	287
Antares Capital	3.9%	$24,710	250

Types of Financing
Arranged Deal Volume – LTM Q3'21



Repricing 11.9%
GCP 1.8%
Dividend Recap 6.1%
LBO, Acquisition Financing, or Refinancing 80.2%

Industries Covered
Arranged Deal Volume – LTM Q3'21



Technology 9.5%
Business Svs 4.8%
Power & Infrastructure 4.0%
Consumer & Retail 10.8%
Other 17.3%
Healthcare 23.5%
Industrials 30.2%

12

Jefferies

Synergistic Long Term Partnerships (Cont'd):

Berkadia – Commercial Mortgage Banking J.V. With Berkshire Hathaway

BERKADIA

- Established in 2009 as a 50/50 J.V. with Berkshire Hathaway, Berkadia is a full-service commercial mortgage banking firm that offers loan financing solutions, investment sales advisory and mortgage servicing. Since 2009 Berkadia has:
  - Distributed $736 million in cumulative cash dividends to Jefferies, and Jefferies' investment has a book value of $387 million as of 8/31/21
  - Expanded business lines with broader lending capabilities and investment sales advisory which diversify the revenue streams and provide new business lead generation with existing clients
  - Grown the core loan servicing book to $317 billion
- Berkadia is a significant player in all of its business lines
  - **Servicing:** Servicing portfolio $317 billion. Berkadia is the 4th largest U.S. CRE loan servicer and the largest non-bank servicer
  - **Loan financing:** Originated $32.6 billion in new financings for the LTM ended August 31. Berkadia is a top-ranking lender across its GSE and HUD CRE offerings (see league tables)
  - **Investment Sales Advisory:** Brokered $16.0 billion in CRE sales transactions for the LTM ended August 31, up 329% YoY

CRE/Multi-Family as a Lender(1)

Rank	Company Name	Amount ($millions)	Number	Avg. Size ($millions)
1	KeyBank	$38,156	977	$39.1
2	Wells Fargo	$30,223	884	$34.2
3	JP Morgan Chase & Company	$29,367	4,875	$6.0
4	Walker & Dunlop	$24,690	1,035	$23.9
5	**Berkadia**	**$22,479**	**1,323**	**$17.0**
6	CBRE	$21,245	1,194	$17.8
7	PGIM Real Estate	$17,680	694	$25.5
8	Greystone	$15,693	1,367	$11.5
9	JLL	$14,126	595	$23.7
10	Bank of America	$13,482	300	$44.9

Fannie Mae Loan Origination(1)

Rank	Company Name	Amount ($millions)	Number	Avg. Size ($millions)
1	Walker & Dunlop	$12,803	556	$23.0
2	CBRE	$6,997	286	$24.5
3	**Berkadia**	**$6, 705**	**493**	**$13.6**
4	PGIM Real Estate	$5,560	253	$22.0
5	Greystone	$5,438	590	$9.2
6	Newmark	$5,421	226	$24.0
7	Arbor Realty Trust	$5,042	688	$7.3
8	Wells Fargo	$4,895	222	$22.0
9	Capital One Financial Corp.	$3,865	205	$18.9
10	KeyBank	$3,811	178	$21.4

Freddie Mac Loan Origination(1)

Rank	Company Name	Amount ($millions)	Number	Avg. Size ($millions)
1	CBRE	$13,616	882	$15.4
2	**Berkadia**	**$12,026**	**615**	**$19.6**
3	JLL	$10,027	363	$27.6
4	Walker & Dunlop	$8,621	352	$24.5
5	Capital One Financial Corp.	$6,053	376	$16.1
6	Newmark	$5,692	225	$25.3
7	Meridian Capital Group	$5,474	308	$17.8
8	KeyBank	$4,750	269	$17.7
9	Greystone	$3,956	393	$10.1
10	Wells Fargo	$3,715	126	$29.5

FHA / HUD Loan Origination(1)

Rank	Company Name	Amount ($millions)	Number	Avg. Size ($millions)
1	LUMENT	$5,757	388	$14.8
2	Greystone	$5,195	319	$16.3
3	**Berkadia**	**$3, 465**	**200**	**$17.3**
4	Dwight Capital LLC	$2,504	140	$17.9
5	Walker & Dunlop	$2,235	100	$22.4
6	Gershman Investment Corp	$1,939	149	$13.0
7	Grandbridge Real Estate Capital LLC	$1,905	117	$16.3
8	PGIM Real Estate	$1,169	93	$12.6
9	Merchants Capital Corp	$1,144	83	$13.8
10	Colliers Mortgage	$1,014	83	$12.2

See pages 66-71 at the back of this presentation for endnotes.

13

Jefferies

Synergistic Long Term Partnerships (Cont’d): Strategic Alliance With SMBC Key Areas Recent Highlights ▪ Supports continued growth of our Investment Banking franchise ▪ $1.9 billion in financing for Jefferies Finance will enable further growth in by providing greater balance sheet capacity and enhanced origination and underwriting access to larger corporate clients ▪ $350 million unsecured credit line to Jefferies Group provides incremental ▪ Testament to Jefferies’ ongoing momentum and our flexibility to an already robust capital structure commitment to continue to evolve and strengthen our ▪ SMBC’s intention to purchase 4.9% of Jefferies’ stock in the open market capabilities to best serve our clients further solidifies our relationship ▪ The strategic alliance aims to: – Enable growth in the number of transactions and dollars originated by Jefferies – Further support Healthcare franchise through Big-Cap initiative – Increase penetration of Japanese corporate clients seeking global advisory services 14Synergistic Long Term Partnerships (Cont’d): Strategic Alliance With SMBC Key Areas Recent Highlights ▪ Supports continued growth of our Investment Banking franchise ▪ $1.9 billion in financing for Jefferies Finance will enable further growth in by providing greater balance sheet capacity and enhanced origination and underwriting access to larger corporate clients ▪ $350 million unsecured credit line to Jefferies Group provides incremental ▪ Testament to Jefferies’ ongoing momentum and our flexibility to an already robust capital structure commitment to continue to evolve and strengthen our ▪ SMBC’s intention to purchase 4.9% of Jefferies’ stock in the open market capabilities to best serve our clients further solidifies our relationship ▪ The strategic alliance aims to: – Enable growth in the number of transactions and dollars originated by Jefferies – Further support Healthcare franchise through Big-Cap initiative – Increase penetration of Japanese corporate clients seeking global advisory services 14

Growth and Momentum in Asset Management

- Strong performance in Leucadia Asset Management, as evidenced by 2021's results and the growth in fee-based revenues. In LTM Q3 2021:
  - Net revenues of $428 million before net interest allocation, including fee-based revenues[1] of $115 million
  - New products and offerings have supported ongoing growth of affiliated Assets Under Management ("AUM")[2] to $22 billion
  - Three strategies have been added, two have closed to external investors, and several additional strategies are actively fundraising
  - Solid demand for existing multi-manager and capital markets-driven strategies
- Jefferies' broad reach continues to provide a consistent flow of attractive investment opportunities
- In addition, Jefferies Finance manages an additional $10.5 billion, and its contribution is included within Investment Banking results



Aggregate NAV-Equivalent AUM[2]
($ Billions)
10
6
4
11
8
3
16
14
2
22
20
2
FY 2018
FY 2019
FY 2020
Q3 2021
Directly Owned
Affiliated Managers

See pages 66-71 at the back of this presentation for endnotes.

15

Jefferies

Legacy Merchant Banking Has Transitioned To a Non-Core Role ▪ We continue our patient approach to managing down the portfolio. In the past five years, this has included contributions of strategic assets to Jefferies Group, monetizations of investments at significant premiums to book value, and distributions of liquid assets to shareholders ▪ Our legacy Merchant Banking assets operate independently from our core businesses – they each have established management teams and infrastructure and do not rely on Jefferies for funding. Four investments account for 60% of the total portfolio net book value. Each is progressing through value enhancing activities and events, as noted below Merchant Banking Portfolio (As of 8/31/21, $ Millions) Investments Net Book Value 2021 Value Progression ▪ Continue to convert our non-operated oil & gas interests to shares of producing wells. New development is Oil & Gas $505 ramping up due to higher oil prices ▪ 100% control of HomeFed obtained in 2019; $143 million distributed to Jefferies since this change in control; Real Estate 427 development plans have been expedited and the company has had an excellent start with its new apartment projects ▪ In September, Linkem was the first to launch 5G fixed wireless services in Italy, which significantly increases Telecom (Linkem) 155 network speed and quality; Linkemhas entered into deals with other major telecom operators that lower required investment and operating expenses for the network ▪ Record profits during pandemic increasing distributions to Jefferies ($63 million in 2020 and $92 million Wood Products (Idaho Timber) 94 during the first nine months of 2021) Public Company Investments 307 Other 474 Total MB Portfolio $1,962 16

Legacy Merchant Banking Portfolio: Historical Realizations at Attractive Values Have Supplemented Core Business Earnings and Further Fueled Capital Return

- Over the last nine years, Jefferies has sold interests in eleven businesses at an average of 2.1x their tangible book value[1] immediately prior to sale, recognizing $2.4 billion in aggregate pre-tax gains
  - The largest pre-tax gains on sale since 2017 have been from realizations of National Beef ($1.1Bn), Garcadia ($223MM) and Conwed ($189MM)
  - These figures do not include significant operating cash flows from portfolio companies, or the $451MM special dividend of Spectrum shares paid in 2019
- At the start of 2021, the remaining portfolio was reflected on Jefferies' balance sheet at its tangible book value[2] of $1.9 billion, including $389 million in assets that are carried at fair market value

Pre-Tax Gains on Sale from Merchant Banking Portfolio Since Mid-2012

(Millions)



$646
$228
$35
-
-
$189
$1,115
$224
-
-
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
9M FY 2021
Tangible Book Value of MB Portfolio (Beginning of Period) (2)(3)
$3.6bn
$2.2bn
$1.6bn
$2.9bn
$4.1bn
$3.9bn
$3.8bn
$3.3bn
$2.1bn
$1.9bn

See pages 66-71 at the back of this presentation for endnotes.

17

Jefferies

Initiatives Underpinning Further Growth: Talent Development; Leveraging Technology

Four long-term global initiatives are foundational to Jefferies' continued expansion and improvement

All initiatives:

- Are 100% business-driven
- Contribute directly to driving our market position and increasing ROTE

	Key Areas	Recent Highlights
Talent Development	▪ Focus on Development, Career Growth and Retention ▪ Ensure Employee Well-Being is a Top Priority ▪ Commitment to Diversity & Inclusion ▪ Foster Connectivity and Community	▪ Enhanced junior and mid-level professional development programs across all businesses ▪ Extensive Wellness program offering multiple resources for employee-partners ▪ Further expanded range and activities of Employee Resource Groups, and launched diversity focused leadership development programs (J-NOBLE, JEMS, jWIN) ▪ Unconscious Bias training completed firmwide, with 100% participation globally ▪ Strengthened culture building capabilities to accelerate integration of newer colleagues and adapt to hybrid working environment
Leveraging Technology Madison	▪ Digital transformation driving collaboration and client centric idea-generation across the firm ▪ Analytical tools to anticipate client needs and generate actionable insights ▪ Global CRM for coordinated client service ▪ Intelligence proactively delivered to professionals	▪ Refined a wide range of analytical tools aimed at uncovering client interests and business opportunities across Capital Markets and Investment Banking ▪ Increased alerts and tools for collaboration across businesses ▪ Improved client service by making CRM system more intuitive and refining network analytics which help optimize client introductions ▪ Increased personalization through customized dashboards and homepages ▪ Enhanced mobility solutions for seamless access to intelligence

18

Jefferies

Initiatives Underpinning Further Growth (Cont’d): Branding; ESG Key Areas Recent Highlights Branding▪ Ensure our marketing, brand, and communications ▪ Launched global brand study effectively reflect our momentum and leadership position ▪ Refreshing core messages and materials ▪ Evolve our communications strategy and expand our ▪ Increased media recognition of momentum and enhanced capabilities (WSJ, resources and technology to deliver a more data-driven, Barron’s, FT, among others) multichannel approach that helps us better communicate ▪ Continued advancement in awards and rankings recognition (Institutional Investor, with clients and other stakeholders Greenwich Associates, The Deal, among others) ESG▪ Make a positive difference in the communities in which we ▪ Launched ESG Research group, recently hosted inaugural “Net Zero” Conference live and work ▪ Further diversified our Board of Directors with two female appointments (currently ▪ Build value for clients and stakeholders by leveraging our 42% Board diversity) diverse people and culture ▪ Enhanced ESG reporting ▪ Provide distinctive advice and thought leadership to our ▪ Launched inclusion-focused Employee Engagement survey clients in the ESG and sustainable finance space ▪ 62 employee resource group events held (virtually) in 2021 YTD, with a third of employee partners attending ▪ Donated $26 million (including clients and employees) since the beginning of 2020 to over 250 organizations that support a wide range of ESG-aligned causes 19Initiatives Underpinning Further Growth (Cont’d): Branding; ESG Key Areas Recent Highlights Branding▪ Ensure our marketing, brand, and communications ▪ Launched global brand study effectively reflect our momentum and leadership position ▪ Refreshing core messages and materials ▪ Evolve our communications strategy and expand our ▪ Increased media recognition of momentum and enhanced capabilities (WSJ, resources and technology to deliver a more data-driven, Barron’s, FT, among others) multichannel approach that helps us better communicate ▪ Continued advancement in awards and rankings recognition (Institutional Investor, with clients and other stakeholders Greenwich Associates, The Deal, among others) ESG▪ Make a positive difference in the communities in which we ▪ Launched ESG Research group, recently hosted inaugural “Net Zero” Conference live and work ▪ Further diversified our Board of Directors with two female appointments (currently ▪ Build value for clients and stakeholders by leveraging our 42% Board diversity) diverse people and culture ▪ Enhanced ESG reporting ▪ Provide distinctive advice and thought leadership to our ▪ Launched inclusion-focused Employee Engagement survey clients in the ESG and sustainable finance space ▪ 62 employee resource group events held (virtually) in 2021 YTD, with a third of employee partners attending ▪ Donated $26 million (including clients and employees) since the beginning of 2020 to over 250 organizations that support a wide range of ESG-aligned causes 19

Driving Shareholder Value

- Our actions in recent years demonstrate our commitment to enhancing shareholder value. Since the beginning of 2016:
  - Our regular cash dividend has increased by 4x
  - Share repurchases have reduced the number of fully diluted shares outstanding by 26%. 132 million shares repurchased at an average price of $21.19 per share
  - Through a combination of cash dividends, special dividends and share repurchases, $4.1 billion has been returned to shareholders ($341 million in 2021 YTD)
- Capital return continues to be a priority



Annualized Cash Dividend Per Share (1)
$0.25
$0.40
$0.50
$0.50
$0.60
$1.00
2016
2017
2018
2019
2020
Q3 2021
Fully Diluted Shares Outstanding(2) (Millions)
374
373
328
315
274
276
2016
2017
2018
2019
2020
Q3 2021
Cumulative Return of Capital(3) ($ Millions)
Special Dividend
Cash Dividend
Share Repurchase
$158
$367
$1,661
$2,768
$3,742
$4,082
2016
2017
2018
2019
2020
Q3 2021

See pages 66-71 at the back of this presentation for endnotes.

20

Jefferies

Financial ReviewFinancial Review

Jefferies Group – Operating Results ($ Millions) Jefferies Group LLC Fiscal Year Ended Last Twelve Months 11/30/20 8/31/21 Advisory $1,053 $1,643 Equity Underwriting 902 1,527 Debt Underwriting 546 921 Total Underwriting 1,448 2,449 Other Investment Banking (103) 72 Total Investment Banking 2,398 4,163 Equities 1,129 1,338 Fixed Income 1,341 1,089 Total Capital Markets 2,470 2,427 Other 121 130 Total Investment Banking and Capital Markets 4,989 6,721 Asset Management Fees and Revenues 29 68 Investment Return 228 262 Allocated Net Interest (48) (45) Total Asset Management 208 285 Net Revenues 5,197 7,006 Non-Compensation Expenses 1,227 1,402 Compensation and Benefits 2,793 3,538 Total Non-Interest Expenses 4,020 4,940 Earnings Before Income Taxes $1,177 $2,066 22Jefferies Group – Operating Results ($ Millions) Jefferies Group LLC Fiscal Year Ended Last Twelve Months 11/30/20 8/31/21 Advisory $1,053 $1,643 Equity Underwriting 902 1,527 Debt Underwriting 546 921 Total Underwriting 1,448 2,449 Other Investment Banking (103) 72 Total Investment Banking 2,398 4,163 Equities 1,129 1,338 Fixed Income 1,341 1,089 Total Capital Markets 2,470 2,427 Other 121 130 Total Investment Banking and Capital Markets 4,989 6,721 Asset Management Fees and Revenues 29 68 Investment Return 228 262 Allocated Net Interest (48) (45) Total Asset Management 208 285 Net Revenues 5,197 7,006 Non-Compensation Expenses 1,227 1,402 Compensation and Benefits 2,793 3,538 Total Non-Interest Expenses 4,020 4,940 Earnings Before Income Taxes $1,177 $2,066 22

Strong ROTE Driven by Performance of Core Business ▪ We are delivering a consistent and (1) Annualized Return On Tangible Equity growing ROTE at Jefferies (Percent) Financial Group, as Jefferies Group becomes a larger portion of our 50% consolidated results Jefferies Group 43.5% 45% ▪ We expect the ROTEs for Jefferies Jefferies Financial Group Group and Jefferies Financial 40% Group to converge over time, as the 34.4% 33.3% 35% legacy Merchant Banking portfolio becomes relatively smaller, and as 30% 26.9% 26.2% we continue to develop and grow 23.2% 25% our core business 20% 21.4% 16.1% 19.2% 17.7% 17.5% 15% 11.6% 10% 5% 6.6% 2.8% 0% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 See pages 66-71 at the back of this presentation for endnotes. 23

Continued Evolution To Lower Risk, More Fee Driven Business Model

Key Points

- Over the LTM, 71% of Jefferies Group's revenues have been fees & commissions, driven by the growth of our Investment Banking franchise and our commission and advisory payment business in Global Equities
- In addition, within Principal Transactions, additional revenues are also low-risk, such as credit/rates flow trading and matchbook financing
- We see opportunities to grow market share in our flow businesses, which should further reduce earnings volatility, while maintaining appropriate levels of risk and leverage
- The long-term maturation of Asset Management will further contribute to the growth of management and performance fees

Jefferies Group Net Revenues: LTM Q3'21
($Millions)



Investment Banking
Commissions
Asset Management & Other (1)
Principal Transactions (2)
$5,009
$48
$870
$4,091
$1,997
$7,006
Fees/Commissions
Principal Transactions/Financing
Total
% of Total
71%
29%
100%

See pages 66-71 at the back of this presentation for endnotes.

24

Jefferies

Jefferies Group – Capital Markets Growth and Durability Expansion of our product offering and our continued global reach has led to higher sustained revenue streams Equities European and Asian Equities, Global Electronic Trading, Global Convertibles, Outsourced Trading Fixed Income U.S. Securitized Markets, EM Credit, European Credit & Distressed, European CLO (1) (1) Equities Capital Markets Revenues: Quarterly Averages Fixed Income Capital Markets Revenues: Quarterly Averages ($ Millions) ($ Millions) See pages 66-71 at the back of this presentation for endnotes. 25Jefferies Group – Capital Markets Growth and Durability Expansion of our product offering and our continued global reach has led to higher sustained revenue streams Equities European and Asian Equities, Global Electronic Trading, Global Convertibles, Outsourced Trading Fixed Income U.S. Securitized Markets, EM Credit, European Credit & Distressed, European CLO (1) (1) Equities Capital Markets Revenues: Quarterly Averages Fixed Income Capital Markets Revenues: Quarterly Averages ($ Millions) ($ Millions) See pages 66-71 at the back of this presentation for endnotes. 25

Jefferies Group – Balance Sheet and Liquidity Update (as of 8/31/21) ▪ Total Assets: $52.0 billion Low Leverage and (1) ▪ Tangible Gross Leverage: 9.9x Liquid Inventory ▪ Level 3 Financial Instruments Owned as % of Total Inventory: 2.0% ▪ Global Excess Liquidity: $9.2 billion Ample Excess Liquidity (2) ▪ Global Excess Liquidity as % of Tangible Assets : 18.3% ▪ Clearing Corp Eligible Repos: 60% ▪ Average Term of Non-Clearing Corp Eligible Repos: 262 days Conservative Funding Model ▪ Average Term for Equity Financing: 86 days ▪ Total Capital: $13.6 billion (Equity: $6.9 billion, Long-Term Debt: $6.7 billion) Sound, Long-Term Capital Base ▪ Average Maturity of Unsecured Long-Term Debt: 10.2 years See pages 66-71 at the back of this presentation for endnotes. 26Jefferies Group – Balance Sheet and Liquidity Update (as of 8/31/21) ▪ Total Assets: $52.0 billion Low Leverage and (1) ▪ Tangible Gross Leverage: 9.9x Liquid Inventory ▪ Level 3 Financial Instruments Owned as % of Total Inventory: 2.0% ▪ Global Excess Liquidity: $9.2 billion Ample Excess Liquidity (2) ▪ Global Excess Liquidity as % of Tangible Assets : 18.3% ▪ Clearing Corp Eligible Repos: 60% ▪ Average Term of Non-Clearing Corp Eligible Repos: 262 days Conservative Funding Model ▪ Average Term for Equity Financing: 86 days ▪ Total Capital: $13.6 billion (Equity: $6.9 billion, Long-Term Debt: $6.7 billion) Sound, Long-Term Capital Base ▪ Average Maturity of Unsecured Long-Term Debt: 10.2 years See pages 66-71 at the back of this presentation for endnotes. 26

Jefferies Group – Liquid Balance Sheet, Modest Leverage ($ Millions) Jefferies Group LLC Balance Sheet as of 8/31/21 Assets Liabilities and Equity Cash & Cash Equivalents $7,186 Short-Term Borrowings $307 Cash & Securities Segregated 515 Financial Instruments Sold, Not Yet Purchased 12,735 Financial Instruments Owned 19,183 Securities Loaned 1,764 Loans to and Investments in Related Parties 1,139 Securities Sold Under Agreements to Repurchase 7,572 Securities Borrowed 6,212 Other Secured Financings 3,551 Securities Received as Collateral 10 Obligations to Return Securities Received as Collateral 10 Securities Purchased Under Agreements to Resell 8,012 Payables to Brokers, Dealers and Clearing Organizations 4,036 Receivables from Brokers, Dealers and Clearing Organizations 3,862 Payables to Customers 4,292 Receivables from Customers 1,871 Accrued Expenses and Other Liabilities 2,990 Fees, Interest and Other Receivables 490 Operating Lease Liability 535 Premises and Equipment 864 Long-term Debt 7,354 Goodwill 1,649 Total Liabilities $45,146 Other Assets 1,054 Total Jefferies Group LLC Member’s Equity 6,897 Noncontrolling Interests 4 Total Equity $6,901 Total Assets $52,047 Total Liabilities and Equity $52,047 (1) Leverage: 7.5x (2) Tangible Gross Leverage: 9.9x See pages 66-71 at the back of this presentation for endnotes. 27Jefferies Group – Liquid Balance Sheet, Modest Leverage ($ Millions) Jefferies Group LLC Balance Sheet as of 8/31/21 Assets Liabilities and Equity Cash & Cash Equivalents $7,186 Short-Term Borrowings $307 Cash & Securities Segregated 515 Financial Instruments Sold, Not Yet Purchased 12,735 Financial Instruments Owned 19,183 Securities Loaned 1,764 Loans to and Investments in Related Parties 1,139 Securities Sold Under Agreements to Repurchase 7,572 Securities Borrowed 6,212 Other Secured Financings 3,551 Securities Received as Collateral 10 Obligations to Return Securities Received as Collateral 10 Securities Purchased Under Agreements to Resell 8,012 Payables to Brokers, Dealers and Clearing Organizations 4,036 Receivables from Brokers, Dealers and Clearing Organizations 3,862 Payables to Customers 4,292 Receivables from Customers 1,871 Accrued Expenses and Other Liabilities 2,990 Fees, Interest and Other Receivables 490 Operating Lease Liability 535 Premises and Equipment 864 Long-term Debt 7,354 Goodwill 1,649 Total Liabilities $45,146 Other Assets 1,054 Total Jefferies Group LLC Member’s Equity 6,897 Noncontrolling Interests 4 Total Equity $6,901 Total Assets $52,047 Total Liabilities and Equity $52,047 (1) Leverage: 7.5x (2) Tangible Gross Leverage: 9.9x See pages 66-71 at the back of this presentation for endnotes. 27

Jefferies Financial Group – Operating Results ($ Millions) Jefferies Financial Group Inc. and Subsidiaries Fiscal Year Ended Nine Months Ended 11/30/20 8/31/20 8/31/21 Investment Banking and Capital Markets $4,989 $3,452 $5,183 Asset Management 235 146 294 Merchant Banking 764 533 888 Corporate and Other 22 19 11 Net Revenues 6,011 4,150 6,376 Compensation and Benefits 2,941 2,029 2,806 Non-Compensation Expenses 1,927 1,406 1,681 Total Expenses 4,868 3,435 4,487 Income Before Income Taxes and Loss Related to Associated Companies 1,143 715 1,890 Loss Related to Associated Companies (75) (70) (61) Income Before Income Taxes 1,067 646 1,829 Income Tax Provision 299 185 485 Net Income 768 460 1,344 Noncontrolling Interest and Preferred Stock Dividends 1 2 (1) Net Income Attributable to Jefferies Financial Group Inc. Common Shareholders $770 $462 $1,342 28Jefferies Financial Group – Operating Results ($ Millions) Jefferies Financial Group Inc. and Subsidiaries Fiscal Year Ended Nine Months Ended 11/30/20 8/31/20 8/31/21 Investment Banking and Capital Markets $4,989 $3,452 $5,183 Asset Management 235 146 294 Merchant Banking 764 533 888 Corporate and Other 22 19 11 Net Revenues 6,011 4,150 6,376 Compensation and Benefits 2,941 2,029 2,806 Non-Compensation Expenses 1,927 1,406 1,681 Total Expenses 4,868 3,435 4,487 Income Before Income Taxes and Loss Related to Associated Companies 1,143 715 1,890 Loss Related to Associated Companies (75) (70) (61) Income Before Income Taxes 1,067 646 1,829 Income Tax Provision 299 185 485 Net Income 768 460 1,344 Noncontrolling Interest and Preferred Stock Dividends 1 2 (1) Net Income Attributable to Jefferies Financial Group Inc. Common Shareholders $770 $462 $1,342 28

Jefferies Financial Group – Balance Sheet Overview ($ Millions) Jefferies Financial Group Inc. and Subsidiaries Balance Sheet as of 8/31/21 Assets Liabilities and Equity Cash and Cash Equivalents $9,481 Short-Term Borrowings $307 Cash and Securities Segregated 515 Financial Instruments Sold, Not Yet Purchased 12,749 Financial Instruments Owned 19,735 Securities Loaned 1,764 Loans to and Investments in Associated Companies 1,745 Securities Sold Under Agreements to Repurchase 7,572 Securities Borrowed 6,212 Other Secured Financings 4,341 Securities Purchased Under Agreements to Resell 8,012 Lease Liabilities 562 Securities Received as Collateral 10 Obligation to Return Securities Received as Collateral 10 Receivables 7,068 Payables, Expense Accruals and Other Liabilities 11,497 Property, Equipment and Leasehold Improvements 915 Long-Term Debt 8,671 Intangible Assets, net and Goodwill 1,905 Total Liabilities $47,473 Other Assets 2,441 Redeemable Noncontrolling Interests 38 Mandatorily Redeemable Convertible Preferred Shares 125 Total Mezzanine Equity $163 Total Jefferies Financial Group Inc. Shareholders’ Equity 10,382 Noncontrolling Interests 19 Total Equity $10,401 Total Assets $58,037 Total Liabilities and Equity $58,037 29Jefferies Financial Group – Balance Sheet Overview ($ Millions) Jefferies Financial Group Inc. and Subsidiaries Balance Sheet as of 8/31/21 Assets Liabilities and Equity Cash and Cash Equivalents $9,481 Short-Term Borrowings $307 Cash and Securities Segregated 515 Financial Instruments Sold, Not Yet Purchased 12,749 Financial Instruments Owned 19,735 Securities Loaned 1,764 Loans to and Investments in Associated Companies 1,745 Securities Sold Under Agreements to Repurchase 7,572 Securities Borrowed 6,212 Other Secured Financings 4,341 Securities Purchased Under Agreements to Resell 8,012 Lease Liabilities 562 Securities Received as Collateral 10 Obligation to Return Securities Received as Collateral 10 Receivables 7,068 Payables, Expense Accruals and Other Liabilities 11,497 Property, Equipment and Leasehold Improvements 915 Long-Term Debt 8,671 Intangible Assets, net and Goodwill 1,905 Total Liabilities $47,473 Other Assets 2,441 Redeemable Noncontrolling Interests 38 Mandatorily Redeemable Convertible Preferred Shares 125 Total Mezzanine Equity $163 Total Jefferies Financial Group Inc. Shareholders’ Equity 10,382 Noncontrolling Interests 19 Total Equity $10,401 Total Assets $58,037 Total Liabilities and Equity $58,037 29

Jefferies Financial Group – Liquidity Metrics (as of 8/31/21) ▪ Total Assets: $58.0 billion Consolidated Balance Sheet and Leverage▪ Parent Company Debt-to-Equity Ratio: 0.10x ▪ Target a parent-level liquidity reserve that provides 24 months of coverage for cash requirement Parent-Level Liquidity─ Targeted Reserve: $710 million ─ 8/31/21 Liquidity: $2.3 billion (1) Cumulative Capital Returned Since 4/1/18 ($ Millions) (1) (2) Cumulative Capital Returned % of TBV at 4/1/18 $4,000 $3,680 50% $3,566 $3,516 $3,339 $3,500 $3,108 $2,941 40% $2,734 $3,000 $2,366 $2,500 30% $1,723 $2,000 $1,678 $1,491 $1,259 20% $1,500 $707 $1,000 $616 10% $500 - - Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Total Liquidity (Jefferies Financial Group $7.7bn $8.4bn $8.2bn $7.2bn $7.0bn $7.5bn $9.1bn $8.3bn $8.2bn $9.7bn $10.5bn $10.1bn $10.5bn $11.5bn & Jefferies Group): See pages 66-71 at the back of this presentation for endnotes. 30Jefferies Financial Group – Liquidity Metrics (as of 8/31/21) ▪ Total Assets: $58.0 billion Consolidated Balance Sheet and Leverage▪ Parent Company Debt-to-Equity Ratio: 0.10x ▪ Target a parent-level liquidity reserve that provides 24 months of coverage for cash requirement Parent-Level Liquidity─ Targeted Reserve: $710 million ─ 8/31/21 Liquidity: $2.3 billion (1) Cumulative Capital Returned Since 4/1/18 ($ Millions) (1) (2) Cumulative Capital Returned % of TBV at 4/1/18 $4,000 $3,680 50% $3,566 $3,516 $3,339 $3,500 $3,108 $2,941 40% $2,734 $3,000 $2,366 $2,500 30% $1,723 $2,000 $1,678 $1,491 $1,259 20% $1,500 $707 $1,000 $616 10% $500 - - Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Total Liquidity (Jefferies Financial Group $7.7bn $8.4bn $8.2bn $7.2bn $7.0bn $7.5bn $9.1bn $8.3bn $8.2bn $9.7bn $10.5bn $10.1bn $10.5bn $11.5bn & Jefferies Group): See pages 66-71 at the back of this presentation for endnotes. 30

Realizing Value From the Merchant Banking Portfolio ▪ As we have realized the value of the portfolio through profitable exits, Merchant Banking has become a less significant portion of Jefferies Financial Group, leading to lower volatility of consolidated results (1) Merchant Banking: Tangible Book Value ($ Millions) 51% 50% Tangible Book Value % of Total TBV $4,000 50% 40% $3,888 $3,823 $3,000 $3,297 40% 27% 25% 23% 30% $2,000 $2,092 $1,892 $1,915 20% $1,000 10% - - 12/31/16 12/31/17 11/30/18 11/30/19 11/30/20 8/31/21 Merchant Banking -- $0.3bn $1.3bn $1.0bn -- -- Sales Proceeds: See pages 66-71 at the back of this presentation for endnotes. 31

Investment BankingInvestment Banking

Investment Banking – Overview ▪ Jefferies Investment Banking is a leading advisor and underwriter to our clients globally ▪ At August 31, 2021, over 1,200 investment banking professionals with deep sector expertise and extensive experience across major industry verticals ▪ On-the-ground presence in 14 countries across the world Investment Banking Sector Focus Product Capabilities Regions Consumer & REGAL Energy Mergers & Acquisitions Americas Financial Services Healthcare Equity Capital Markets Europe Industrials TMT Debt Capital Markets APAC Financial Sponsors Public Finance Debt Advisory & Restructuring Private Capital 33Investment Banking – Overview ▪ Jefferies Investment Banking is a leading advisor and underwriter to our clients globally ▪ At August 31, 2021, over 1,200 investment banking professionals with deep sector expertise and extensive experience across major industry verticals ▪ On-the-ground presence in 14 countries across the world Investment Banking Sector Focus Product Capabilities Regions Consumer & REGAL Energy Mergers & Acquisitions Americas Financial Services Healthcare Equity Capital Markets Europe Industrials TMT Debt Capital Markets APAC Financial Sponsors Public Finance Debt Advisory & Restructuring Private Capital 33

Investment Banking – Deep Sector Expertise

We now have in place specialized MD coverage of 91 industry sectors

Blue Denotes Recent Addition of or Increased Coverage of Subsector Since the Beginning of Fiscal 2019

TMT

- Communications Equipment
- Content Production & Distribution
- Development & Operations Software
- Digital & Diversified Media
- Education Technology
- Enterprise Resource & Content Mgt Software
- Entertainment
- Governance, Reg & Compliance Software
- Human Capital Management Software
- Infrastructure Software & Cloud Services
- Internet
- Marketing Services
- Mobility
- Omnicommerce
- Publishing & Broadcasting
- Payments & Processing
- Real Estate, Mortgage & Insurance Software
- Security Software
- Semiconductors
- Sports
- Technology Enabled Services

Industrials

- Automotive Supply
- Automotive Aftermarket
- Aviation
- Aerospace & Defense
- Building & Construction Materials
- Business Services
- Industrial Services
- Industrial Technology
- Capital Goods
- Chemicals
- Distribution Services
- Logistics & Transportation
- Maritime
- Metals
- Mining
- Paper & Packaging

Healthcare

- Acute and Behavioral Healthcare
- Biotechnology
- Generic & Specialty Pharmaceuticals
- Healthcare Information Technology
- Large Cap Pharmaceuticals
- Life Sciences Tools & Services
- Managed Care & Payor Services
- Medical & Dental Products
- Medical Devices
- Medical Technology
- Pharmaceutical Services
- Post Acute Care Services
- Retail Healthcare
- Veterinary Healthcare

Financial Services

- Asset & Wealth Management
- Banks & Depositories
- Broker Dealers
- Bank Technology
- Commercial Finance
- Consumer Finance
- Insurance
- Insurance Services
- Investment Funds
- Market Structure
- Specialty Finance

Regal

- Gaming
- Healthcare REITs
- Industrial REITs
- Leisure
- Lodging
- Multifamily & Office REITs
- Self-Storage REITs

Energy & Power

- Oil & Gas Downstream
- Oil & Gas Exploration
- Oil & Gas Midstream
- Oil Field Services
- Power & Renewables
- Utilities

Consumer

- Apparel Retailing
- Beauty & Personal Care Products
- Consumer Products
- Fitness, Wellness & Consumer Services
- Food and Beverage Products
- Hardlines Retailing
- Health, Nutrition & Wellness Products
- Luxury Goods
- Omnicommerce
- Restaurants & Food Service

Municipal Finance

- Airports and Transportation
- Healthcare
- Higher Education
- Housing
- Opportunity Zones
- Tobacco Settlements

34

Jefferies

Investment Banking – Revenue and Headcount Growth Both Accelerating

- 9 months ended Q3 2021 Investment Banking revenues at record level:
  - Including record advisory revenues of $1.3 billion, record equity underwriting revenues of $1.2 billion and record debt under writing revenues of $712 million
  - We are up 100% from 9M Q3 2020. This compares to an overall increase of 63% across the industry globally
- Over the last four and three-quarter years, we have steadily grown our Investment Banking headcount by over 60%, while our net revenues increased over 235%
  - Since December 1, 2020, we have hired 30 Managing Directors, of which 23 are coverage MDs. 10 of these MDs will join us in the fourth quarter of FY21.

Investment Banking Net Revenues[1]
($ Millions)



Equity Underwriting
Debt Underwriting
Advisory
1,194
1,764
1,910
1,537
2,501
1,595
3,185
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
9M 2020
9M 2021

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	9M 2020	9M 2021
Period End MDs	188	196	206	212	214		237
Period End Bankers	734	790	881	953	968		1,224

See pages 66-71 at the back of this presentation for endnotes.

35

Jefferies

Investment Banking – Global and U.S. Rankings

LTM Q3 2021 Global Investment Banking Rankings All M&A, ECM, & LevFin(1)				
Rank	Investment Bank	Revenue ($mm)	Fee Market Share	Δ Since FY 2016
1	Goldman Sachs	9,208	9.9%	
2	JPMorgan	8,785	9.5%	
3	Morgan Stanley	6,703	7.2%	
4	BofA Securities	5,795	6.2%	
5	Citi	4,232	4.6%	
6	Credit Suisse	3,875	4.2%	
7	Barclays	3,490	3.8%	
8	**Jefferies**	**3,132**	**3.4%**	↑ from 11
9	Deutsche Bank	2,164	2.3%	
10	UBS	2,051	2.2%	

LTM Q3 2021 U.S. Investment Banking Rankings All M&A, ECM, & LevFin(1)				
Rank	Investment Bank	Revenue ($mm)	Fee Market Share	Δ Since FY 2016
1	Goldman Sachs	6,278	11.5%	
2	JPMorgan	5,844	10.7%	
3	Morgan Stanley	4,405	8.1%	
4	BofA Securities	4,112	7.5%	
5	Credit Suisse	2,607	4.8%	
6	Barclays	2,514	4.6%	
7	**Jefferies**	**2,457**	**4.5%**	↑ from 10
8	Citi	2,413	4.4%	
9	Deutsche Bank	1,403	2.6%	
10	Wells Fargo Securities	1,192	2.2%	

See pages 66-71 at the back of this presentation for endnotes.

36

Jefferies

Investment Banking – Continued Market Share Gains

LTM Q3 2021 Global Investment Banking Rankings[1] M&A			
Rank	Investment Bank	Fee Market Share	Δ Since FY 2016
1	Goldman Sachs	11.5%	
2	JPMorgan	9.5%	
3	Morgan Stanley	7.4%	
4	BofA Securities	5.4%	
5	Citi	3.9%	
6	**Jefferies**	**3.8%**	↑ from 13
7	Barclays	3.4%	
8	Credit Suisse	3.2%	
9	Evercore Inc	2.8%	
10	Centerview Partners	2.7%	

LTM Q3 2021 Global Investment Banking Rankings[1] Equity Capital Markets			
Rank	Investment Bank	Fee Market Share	Δ Since FY 2016
1	Goldman Sachs	11.0%	
2	Morgan Stanley	9.0%	
3	JPMorgan	8.5%	
4	BofA Securities	6.1%	
5	Citi	5.5%	
6	Credit Suisse	4.2%	
7	**Jefferies**	**3.2%**	↑ from 19
8	Barclays	2.7%	
9	UBS	2.2%	
10	Deutsche Bank	1.7%	

LTM Q3 2021 Global Investment Banking Rankings[1] Leveraged Finance Single B and Below			
Rank	Investment Bank	Fee Market Share	Δ Since FY 2016
1	JPMorgan	10.0%	
2	BofA Securities	7.0%	
3	Goldman Sachs	6.4%	
4	Credit Suisse	6.2%	
5	Barclays	6.0%	
6	Deutsche Bank	5.2%	
7	Morgan Stanley	4.1%	
8	**Jefferies**	**3.8%**	↑ from 11
9	RBC Capital Markets	3.5%	
10	Citi	3.0%	

See pages 66-71 at the back of this presentation for endnotes.

37

Jefferies

Investment Banking – Repeat Clients Over the last 5 years, our average percentage of revenues from repeat clients has been 72% 82% 76% 76% 76% 75% 74% 74% 73% 72% 71% 71% 71% 70% 70% 70% 70% 69% 72% 68% 69% 66% 63% LTM Q3 LTM Q4 LTM Q1 LTM Q2 LTM Q3 LTM Q4 LTM Q1 LTM Q2 LTM Q3 LTM Q4 LTM Q1 LTM Q2 LTM Q3 LM Q4 LTM Q1 LTM Q2 LTM Q3 LTM Q4 LTM Q1 LTM Q2 LTM Q3 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 (1) (1) Select Repeat Corporate Clients Select Repeat Sponsor Clients 84 Deals Completed / 71 Deals Completed / Announced Announced Since 12/1/15 Since 12/1/15 ▪ First transaction: April 2017, Sale to CCMP ▪ First transaction: October 2013, ▪ First transaction: June 2016, Capital Advisors IPO on NYSE Term Loan ▪ Most recent transaction: January 2021, ▪ Most recent transaction: ▪ Most recent transaction: September Sale of controlling interest to L Catterton June 2021, Sale to Blackstone 2021, Acquisition of Masterflex ▪ Total transactions since 12/1/15: 9▪ Total transactions since 12/1/15: 11▪ Total transactions since 12/1/15: 13 63 Deals Completed / Announced Since 12/1/15 See pages 66-71 at the back of this presentation for endnotes. 38

Jefferies Finance – Overview ▪ Jefferies Finance (“JFIN”) continues to operate prudently▪ As part of Jefferies’ recent strategic alliance with SMBC, JFIN completed a recapitalization and corporate reorganization providing the following benefits: ─ JFIN has demonstrated growth and resilience across multiple business cycles, including the most recent economic disruption caused by COVID-19 (COVID) ─ Increased liquidity by more than $1 billion to over $4 billion ─ JFIN has built a highly successful franchise arranging leveraged loans for distribution ─ Shifted cap structure to include more unfunded vs funded borrowing capacity thereby reducing negative carry to the capital markets and has successfully arranged >1,250 transactions ($275 and better matching JFIN’s obligations billion of financing) since inception ─ Reduced total leverage within the credit group to 1.6x ─ In addition, JFIN also provides direct lending to Jefferies’ clients and is the manager ▪ YTD net income of $153 million of 24 term loan and revolver CLOs, a large share of which were arranged by Jefferies ─ Includes $56 million of one-time charges related to the recapitalization (1) ─ Managed capital across all business lines exceeds $12 billion ▪ $41 million of arranged volume for LTM 8/31 ▪ JFIN’s strategy will remain focused on core U.S. and European underwriting ─ Left or sole lead arranger on ~70% of volume business, as well as further expanding into large cap and mid cap direct lending (both origination and asset management), which represents a significant growth ─ Over 50% of volume is from repeat clients opportunity Total Arranged Deal Volume ($ Billions) 60 200 175 161 167 50 $44.4 $40.6 150 $42.1 132 118 40 98 101 96 $22.2 $22.5 $20.2 30 80 100 $23.4 $26.8 69 $21.1 $21.4 64 $18.1 20 $8.5 $14.8 45 $5.9 $17.0 40 $10.4 $4.6 $11.6 50 25 25 $9.3 $7. 7 $22.2 $20.4 10 $19.6 10 14 $4.9 $15.5 $14.8 $0.4 $13.5 $1.0 $3. 8 $2.9 $12.0 $3. 4 $10.8 $0.0 $0.0 $0.3 $7.7 $6.8 $0.1 $0. 6 $4.8 $1. 4 $2.9 $2.9 $0. 7 $0.6 $0. 6 $1.4 $0.6 0 0 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM Q3 21 Committed Best Efforts # of Deals See pages 66-71 at the back of this presentation for endnotes. 39Jefferies Finance – Overview ▪ Jefferies Finance (“JFIN”) continues to operate prudently▪ As part of Jefferies’ recent strategic alliance with SMBC, JFIN completed a recapitalization and corporate reorganization providing the following benefits: ─ JFIN has demonstrated growth and resilience across multiple business cycles, including the most recent economic disruption caused by COVID-19 (COVID) ─ Increased liquidity by more than $1 billion to over $4 billion ─ JFIN has built a highly successful franchise arranging leveraged loans for distribution ─ Shifted cap structure to include more unfunded vs funded borrowing capacity thereby reducing negative carry to the capital markets and has successfully arranged >1,250 transactions ($275 and better matching JFIN’s obligations billion of financing) since inception ─ Reduced total leverage within the credit group to 1.6x ─ In addition, JFIN also provides direct lending to Jefferies’ clients and is the manager ▪ YTD net income of $153 million of 24 term loan and revolver CLOs, a large share of which were arranged by Jefferies ─ Includes $56 million of one-time charges related to the recapitalization (1) ─ Managed capital across all business lines exceeds $12 billion ▪ $41 million of arranged volume for LTM 8/31 ▪ JFIN’s strategy will remain focused on core U.S. and European underwriting ─ Left or sole lead arranger on ~70% of volume business, as well as further expanding into large cap and mid cap direct lending (both origination and asset management), which represents a significant growth ─ Over 50% of volume is from repeat clients opportunity Total Arranged Deal Volume ($ Billions) 60 200 175 161 167 50 $44.4 $40.6 150 $42.1 132 118 40 98 101 96 $22.2 $22.5 $20.2 30 80 100 $23.4 $26.8 69 $21.1 $21.4 64 $18.1 20 $8.5 $14.8 45 $5.9 $17.0 40 $10.4 $4.6 $11.6 50 25 25 $9.3 $7. 7 $22.2 $20.4 10 $19.6 10 14 $4.9 $15.5 $14.8 $0.4 $13.5 $1.0 $3. 8 $2.9 $12.0 $3. 4 $10.8 $0.0 $0.0 $0.3 $7.7 $6.8 $0.1 $0. 6 $4.8 $1. 4 $2.9 $2.9 $0. 7 $0.6 $0. 6 $1.4 $0.6 0 0 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM Q3 21 Committed Best Efforts # of Deals See pages 66-71 at the back of this presentation for endnotes. 39

Jefferies Finance – Summary Financials ($ Millions) Net Revenues $282 $297 $258 $205 $181 $168 $147 $126 $121 $94 $86 $41 $36 $17 $5 - ($26) ($13) (1) Pre-Tax Earnings $188 $205 $190 $144 $138 $133 $92 $87 $76 $71 $46 ($1) $16 $6 ($21) $2 ($46) ($78) See pages 66-71 at the back of this presentation for endnotes. 40Jefferies Finance – Summary Financials ($ Millions) Net Revenues $282 $297 $258 $205 $181 $168 $147 $126 $121 $94 $86 $41 $36 $17 $5 - ($26) ($13) (1) Pre-Tax Earnings $188 $205 $190 $144 $138 $133 $92 $87 $76 $71 $46 ($1) $16 $6 ($21) $2 ($46) ($78) See pages 66-71 at the back of this presentation for endnotes. 40

Investment Banking – Strategic Priorities Lead with deep sector expertise Capitalize on recently entered fee and strong content delivery pools and strengthened groups Hire additional senior talent that Retention and talent development expands our reach and capabilities 41Investment Banking – Strategic Priorities Lead with deep sector expertise Capitalize on recently entered fee and strong content delivery pools and strengthened groups Hire additional senior talent that Retention and talent development expands our reach and capabilities 41

EquitiesEquities

Overview of Our Global Equities and Research Franchise

- Jefferies is a **leading global institutional equities franchise** across both advisory and execution capabilities
- Sales & trading and equity research across **North America, EMEA and Asia-Pacific**, with trading hubs in New York, London, Hong Kong, Tokyo, Sydney, and Mumbai
- Approximately 400 research professionals covering over 2,750 companies **(3,350+ including our co-branded partner coverage across Asia-Pacific)**
- Global equity execution capabilities across **more than 50 countries** throughout the Americas, EMEA and Asia-Pacific

Global Offering

Research	Thought Leadership	Americas Cash	EMEA Cash	Asia Pacific Cash	Electronic Trading
Consumer & REGAL	Macro & Micro Strategists	High-Touch Execution	High-Touch Execution	High-Touch Execution	Algorithmic Trading
Energy	ESG	Block Trading	Block Trading	Block Trading	Program Trading
Financial Services	Desk Strategists	Research	Research	Research	DMA
Healthcare	Event Driven	Capital Markets	Capital Markets	Capital Markets	Commission Management
Industrials	Data Science	ETFs	ETFs	ETFs	
TMT		Corporate Access	Corporate Access	Corporate Access	
Thematic		Commission Management	Commission Management	Commission Management	
		Event Driven Strategies	Event Driven Strategies		
			Investment Companies		

Derivatives	Convertibles	Swaps	Prime Brokerage	Securities Finance	Capital Markets
US Stock Options	US	Single-Stock Swaps	Hedge Fund Consulting	Matched Book	IPO/New Issues
US Index Options	EMEA	Custom Basket Swaps	Margin Financing	Fully-Paid Lending	Primary/Secondary Blocks
Corporate Derivatives	Asia Pacific	Portfolio Swaps	Accounting & Reporting	Special Situations	Convertibles
Equity-Linked Notes		Global Capability	Capital Introduction		Convertible Call Spreads
			Strategic Content		Share Buybacks & ATM Offerings
			Outsourced Trading		

Unique Brands and Offering

JefMacro

EQUITY RESEARCH POWERED BY Jefdata.

Jefferies UNIVERSITY

43

Jefferies

Equities - Revenue Growth and Opportunities (1) Global Equities Capital Markets Revenue Trend Growth Opportunities ($ Millions) Americas Europe Asia Further Globalize Advisory & Distribution Capabilities Growth vs. 2016 $1,338 Deepen Institutional Connectivity 254% $1,129 134% Expand Product Offering $774 $674 $666 104% $597 Focus on Consistent and Recurring Revenue Streams Continue to Gain Share across Regions and Products 2016 2017 2018 2019 2020 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 44Equities - Revenue Growth and Opportunities (1) Global Equities Capital Markets Revenue Trend Growth Opportunities ($ Millions) Americas Europe Asia Further Globalize Advisory & Distribution Capabilities Growth vs. 2016 $1,338 Deepen Institutional Connectivity 254% $1,129 134% Expand Product Offering $774 $674 $666 104% $597 Focus on Consistent and Recurring Revenue Streams Continue to Gain Share across Regions and Products 2016 2017 2018 2019 2020 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 44

Equities – Unique Advisory, Distribution, and Execution (1) (2) Leading Small and Mid-Cap Research Breadth Globally Significant Growth in Research Content Published Globally Americas Europe Asia-Pacific 1,540 1,497 1,357 1,304 15k 1,172 1,144 13k 1,072 1,067 11k 8k 6k 5k th Significant Progress and Expansion: Jefferies Ranked 8 in 2016 2016 2021 Ann. 2016 2021 Ann. 2016 2021 Ann. Jefferies JPM C MS BAC CS UBS GS (3) (4) Distributing ECM Transactions Globally: Our Deal Volume Continued Cash Equities Growth in Average Monthly Execution Volumes ($ Billions) Americas Europe Asia-Pacific 131 93 353 Deals 252 41 Deals 35 30 18 151 135 161 96 Deals Deals Deals Deals 2016 2021 2016 2021 2016 2021 2016 2017 2018 2019 2020 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 45 st 1 in Small and Mid-Cap th Coverage, 5 OverallEquities – Unique Advisory, Distribution, and Execution (1) (2) Leading Small and Mid-Cap Research Breadth Globally Significant Growth in Research Content Published Globally Americas Europe Asia-Pacific 1,540 1,497 1,357 1,304 15k 1,172 1,144 13k 1,072 1,067 11k 8k 6k 5k th Significant Progress and Expansion: Jefferies Ranked 8 in 2016 2016 2021 Ann. 2016 2021 Ann. 2016 2021 Ann. Jefferies JPM C MS BAC CS UBS GS (3) (4) Distributing ECM Transactions Globally: Our Deal Volume Continued Cash Equities Growth in Average Monthly Execution Volumes ($ Billions) Americas Europe Asia-Pacific 131 93 353 Deals 252 41 Deals 35 30 18 151 135 161 96 Deals Deals Deals Deals 2016 2021 2016 2021 2016 2021 2016 2017 2018 2019 2020 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 45 st 1 in Small and Mid-Cap th Coverage, 5 Overall

Equities - Our Recurring and Consistent Revenue Strategy Recurring Revenue Consistent Revenue (1) 2021 Revenue Breakdown by Client Vintage Client Commissions (2) Annual Trend 65% of Our Equities S&T Revenue in 2021 was from Clients ~$800mm of Jefferies in 2016 and Earlier Our Client Commissions Are ~$575mm Moving Higher as We Globalize and Diversify 65% Client Relationships 2016 2017 2018 2019 2020 LTM Q3'21 Continued Shift to Agency Business Global Cash Agency Transactions Notional $2.0tn (3) $1.9tn Volume $1.5tn $1.5tn Our Cash Equities Business 10% $1.0tn $0.9tn 8% 7% Continues to Evolve and 5% 5% Shift More Towards an Agency Franchise that is Commission Based < 2016 2017 2018 2019 2020 2021 2016 2017 2018 2019 2020 LTM Q3'21 YTD See pages 66-71 at the back of this presentation for endnotes. 46Equities - Our Recurring and Consistent Revenue Strategy Recurring Revenue Consistent Revenue (1) 2021 Revenue Breakdown by Client Vintage Client Commissions (2) Annual Trend 65% of Our Equities S&T Revenue in 2021 was from Clients ~$800mm of Jefferies in 2016 and Earlier Our Client Commissions Are ~$575mm Moving Higher as We Globalize and Diversify 65% Client Relationships 2016 2017 2018 2019 2020 LTM Q3'21 Continued Shift to Agency Business Global Cash Agency Transactions Notional $2.0tn (3) $1.9tn Volume $1.5tn $1.5tn Our Cash Equities Business 10% $1.0tn $0.9tn 8% 7% Continues to Evolve and 5% 5% Shift More Towards an Agency Franchise that is Commission Based < 2016 2017 2018 2019 2020 2021 2016 2017 2018 2019 2020 LTM Q3'21 YTD See pages 66-71 at the back of this presentation for endnotes. 46

Equities - Regional and Product Diversification (1) (1) Regional S&T Diversification Product S&T Diversification Milestone and Record Results in Milestone and Record Results in our Non- our International S&T Franchise, Cash Franchise, Underpinned by our Underpinned by our Ongoing Ongoing Product Expansion and Globalization Strategy Diversification Strategy 21% 31% 40% 46% 53% 56% 79% 69% 60% 54% 47% 44% 2011 2016 LTM Q3'21 2011 2016 LTM Q3'21 Americas International High Touch Cash Non High Touch Cash See pages 66-71 at the back of this presentation for endnotes. 47Equities - Regional and Product Diversification (1) (1) Regional S&T Diversification Product S&T Diversification Milestone and Record Results in Milestone and Record Results in our Non- our International S&T Franchise, Cash Franchise, Underpinned by our Underpinned by our Ongoing Ongoing Product Expansion and Globalization Strategy Diversification Strategy 21% 31% 40% 46% 53% 56% 79% 69% 60% 54% 47% 44% 2011 2016 LTM Q3'21 2011 2016 LTM Q3'21 Americas International High Touch Cash Non High Touch Cash See pages 66-71 at the back of this presentation for endnotes. 47

Competitive Positioning and Market Share

Select Global Rankings[1]

Global Execution

Rank	Ranking	Source
#1	Most Helpful Execution Broker during COVID-Related Market Crisis	(Greenwich)
#1	U.S. Electronic Trading & European Electronic Trading Segments	(Greenwich / Extel)
#1	Japanese Execution	(Asiamoney)
#1	Global Convertibles	(Greenwich)
#1	Best U.S. Prime Broker	(Hedgeweek)
Top 3	Market Share Gainer in Australia and India	(Third Party Market Survey)
#5	U.S. High Touch Cash Equities	(Third Party Market Survey)
#7	U.K. Cash Equities	(Third Party Market Survey)
Top 8	Global Cash Equities	(Third Party Market Survey)
Top 8	U.S. Listed Options	(Third Party Market Survey)

Global Advisory

Rank	Ranking	Source
#1	Global SMiD-Cap Equity Research Coverage Breadth	(Thomson Starmine)
#1	China Internet Research, E.U. Consumer and Retail Desk Strategy (Top 5)	(Institutional Investor)
#1	Japanese Sales	(Asiamoney)
#2	U.K. Equity Research Coverage Breadth	(Thomson Starmine)
#3	U.S. TMT Desk Strategy	(Institutional Investor)
#3	European IPOs	(Dealogic)
#6	U.K. SMiD Cap Sales	(Institutional Investor)
#7	Asia-Pacific Equity Research	(Institutional Investor)
#8	European Sales & Corporate Access; Specialty Sales (4th)	(Institutional Investor)
#8	U.S. and European Equity Research	(Institutional Investor)

Market Share across Products & Regions[1]

Product / Region	Year	Market Share	Year	Market Share
U.S. Cash	2021	4.5%	2016	3.6%
U.S. Convertibles	2020	11.2%	2016	11.1%
U.K. Cash	2021	5.1%	2016	3.2%
Pan European Cash	2021	3.9%	2016	2.3%
European Convertibles	2020	15.8%	2016	3.6%
Asia ex Japan Cash	2021	2.6%	2016	1.1%
Japan Cash	2021	3.5%	2016	1.0%
Asia ex Japan Convertibles	2020	23.9%	2017	11.1%

See pages 66-71 at the back of this presentation for endnotes.

48

Jefferies

Equities - Strategic Priorities Our Strategic Priorities Our Result Grow and Diversify Businesses Client-Focused Recurring & Consistent Revenue Globalize Franchise Diversified Sustainable Prudent Risk Management Efficient Drive Efficiency & Returns Leverage Technology Return-Focused Talent Development 49Equities - Strategic Priorities Our Strategic Priorities Our Result Grow and Diversify Businesses Client-Focused Recurring & Consistent Revenue Globalize Franchise Diversified Sustainable Prudent Risk Management Efficient Drive Efficiency & Returns Leverage Technology Return-Focused Talent Development 49

Fixed Income

Fixed Income – Overview

- Significant provider of liquidity, execution, underwriting and capital markets expertise across all fixed income sectors
- Professionals across North America, EMEA and Asia Pacific, with major trading hubs in New York, London and Hong Kong/Singapore
- Sales professionals covering over 2,200 clients
- Focused on providing best-in-class ideas, facilitation and execution to our clients
- Trading professionals with market making capabilities in all products globally while providing clients with 24-hour liquidity and market access
- Primary Dealer or equivalent in U.S., Germany, Netherlands, Portugal, and Slovenia

Global Offering and Capabilities

Global Credit	Global Securitized Markets	Municipals	Global Structured Solutions	Global Emerging Markets	Global Macro
High Yield	ABS	U.S. Sales & Trading	Structured Solutions	Sales & Trading	U.S. Treasuries
Distressed Debt	MBS	Capital Markets	Credit Solutions	Capital Markets	U.S. Agencies
Par Loans	CMBS		Corporate Hedging & FX Solutions		European Government Bonds
Investment Grade	CLO				European Supras & Agencies
Credit Index Derivatives	Mortgage & Consumer Finance				Money Markets
Portfolio Trading	Capital Markets				U.S. & Euro Repo Financing
Capital Markets					Interest Rate Swaps
					FX

51

Jefferies

Fixed Income – Our Business Evolution ▪ Continued development of our client franchise has led to greater ▪ Core mission of relentless commitment to clients diversification and durability of revenues through the cycle ▪ Maintained discipline on risk and capital through volatile period ▪ Investments ongoing; people hired and still to join Continued strong revenue creation in a changing environment (1) Fixed Income Net Revenues Capital Headcount ($ Millions) $1,341 451 434 $1,089 2018 LTM Q3'21 2018 LTM Q3'21 $681 $560 (2) (3) Worst Case Stress % Profitable Trading Days 95% 84% 2018 2019 2020 LTM Q3'21 2018 LTM Q3'21 2018 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 52Fixed Income – Our Business Evolution ▪ Continued development of our client franchise has led to greater ▪ Core mission of relentless commitment to clients diversification and durability of revenues through the cycle ▪ Maintained discipline on risk and capital through volatile period ▪ Investments ongoing; people hired and still to join Continued strong revenue creation in a changing environment (1) Fixed Income Net Revenues Capital Headcount ($ Millions) $1,341 451 434 $1,089 2018 LTM Q3'21 2018 LTM Q3'21 $681 $560 (2) (3) Worst Case Stress % Profitable Trading Days 95% 84% 2018 2019 2020 LTM Q3'21 2018 LTM Q3'21 2018 LTM Q3'21 See pages 66-71 at the back of this presentation for endnotes. 52

Fixed Income – Pushing Our Opportunity Curve Higher

- Investments to extend core strengths into Europe have started to generate sustained returns
- Hiring continues to support growth in client franchise and to enhance our product set
- Ongoing focus on resource efficiency

Global investments are paying off with Europe contributing significantly to our revenues



Europe Net Revenues
($ Millions)
$103
$110
$301
$247
2018
2019
2020
LTM Q3'21

53

Jefferies

Fixed Income – Evidence That Our Curve Is Shifting

Improvements in our client franchise have led to more durable revenues and a higher return on capital

Market Share Growth

Top 10 ranking in seven products (vs. two products in 2015)



% Market Share
2015
2020
2.3%
3.9%
U.S. Municipals
1.2%
4.2%
E.U. Distressed
1.3%
4.6%
U.S. HY Cash Bonds
1.2%
5.1%
U.S. Par Loans
1.2%
5.3%
E.U. EM Credit
3.1%
7.4%
U.S. Distressed
0.4%
10.9%
U.S. EM Credit

Expanding and Deepening Our Client Relationships

>25%
Increase in # of clients citing relationship with Jefferies U.S. Fixed Income

Tripled
E.U. High Yield Cash Footprint with European Clients

75%
Increase in # of clients citing relationship with Jefferies among U.S. Core Credit Most Active Clients

+300bps
Increase in Market Share among U.S. Core Credit Most Active Clients

Top 10 in Global G10 & EM Credit (excluding derivatives), up from #11-14

(Coalition Global Institutional Client Analytics – based on the leading 1,650 clients – 2020 vs. 2019 rankings)

54

Jefferies

Fixed Income – Strategic Priorities Partner With Clients to Grow Align Businesses Globally Drive Efficiency & Returns and Diversify Businesses Quality share vs. market share Active risk management Extend core strengths internationally: Leverage Our ▪ HY and Distressed Distinctive Culture Deeper, multi-product partnerships Productive balance sheet with high with targeted clients velocity of turnover ▪ Investment Grade ▪ Structured Solutions ▪ CLOs Innovative solutions to complex Capital efficiency problems Expense containment Capitalize on Investments in Technology Digitalize pathways to client Leveraging data to drive innovation and efficiency with smart analytical tools 55Fixed Income – Strategic Priorities Partner With Clients to Grow Align Businesses Globally Drive Efficiency & Returns and Diversify Businesses Quality share vs. market share Active risk management Extend core strengths internationally: Leverage Our ▪ HY and Distressed Distinctive Culture Deeper, multi-product partnerships Productive balance sheet with high with targeted clients velocity of turnover ▪ Investment Grade ▪ Structured Solutions ▪ CLOs Innovative solutions to complex Capital efficiency problems Expense containment Capitalize on Investments in Technology Digitalize pathways to client Leveraging data to drive innovation and efficiency with smart analytical tools 55

Asset ManagementAsset Management

Leucadia Asset Management – Overview ▪ Our alternative asset management platform offers an innovative range of investment strategies to predominantly institutional clients through affiliated managers and directly owned – We support and develop distinctive investment offerings with proven management teams – Investment products are offered to investors under the Leucadia Asset Management brand – We have significant in-house Marketing and Investor Relations functions across all major regions – We leverage the rest of Jefferies to source managers, provide them with operational support and bring Leucadia’s brand to market ▪ Our long-term goal is continuous and meaningful growth in management and performance fees (1) – Currently $22 billion in AUM across LAM and our affiliated asset managers, excluding $10.5 billion in Jefferies Finance asset management activities (2) – LTM management and performance fees of $115 million ▪ Our diversified, uncorrelated group of strategies has led to strong performance and capital raising momentum – Focus on multi-manager, equity low-net hedge funds, and alternative yield strategies – Our wide range of product and strategy offerings has increased investor interest in the platform – Opportunities to partner and create customized solutions for institutional clients See pages 66-71 at the back of this presentation for endnotes. 57Leucadia Asset Management – Overview ▪ Our alternative asset management platform offers an innovative range of investment strategies to predominantly institutional clients through affiliated managers and directly owned – We support and develop distinctive investment offerings with proven management teams – Investment products are offered to investors under the Leucadia Asset Management brand – We have significant in-house Marketing and Investor Relations functions across all major regions – We leverage the rest of Jefferies to source managers, provide them with operational support and bring Leucadia’s brand to market ▪ Our long-term goal is continuous and meaningful growth in management and performance fees (1) – Currently $22 billion in AUM across LAM and our affiliated asset managers, excluding $10.5 billion in Jefferies Finance asset management activities (2) – LTM management and performance fees of $115 million ▪ Our diversified, uncorrelated group of strategies has led to strong performance and capital raising momentum – Focus on multi-manager, equity low-net hedge funds, and alternative yield strategies – Our wide range of product and strategy offerings has increased investor interest in the platform – Opportunities to partner and create customized solutions for institutional clients See pages 66-71 at the back of this presentation for endnotes. 57

Leucadia Asset Management – History 2017 2018 2019 2020 Q3 ’21 (1) AUM $9 Billion $10 Billion $11 Billion $16 Billion $22 Billion (2) # of Strategies 7 10 12 14 16 Launched dedicated Established dedicated Added Chief Strategy Notable Activity marketing effort with management team with Officer Global Marketing Head Co-Presidents and COO / Additions (Merger announced) Exits Lake Hill, Tenacis QuantPort, Pendeen Sikra See pages 66-71 at the back of this presentation for endnotes. 58Leucadia Asset Management – History 2017 2018 2019 2020 Q3 ’21 (1) AUM $9 Billion $10 Billion $11 Billion $16 Billion $22 Billion (2) # of Strategies 7 10 12 14 16 Launched dedicated Established dedicated Added Chief Strategy Notable Activity marketing effort with management team with Officer Global Marketing Head Co-Presidents and COO / Additions (Merger announced) Exits Lake Hill, Tenacis QuantPort, Pendeen Sikra See pages 66-71 at the back of this presentation for endnotes. 58

Leucadia Asset Management – Our Platforms and Strategies

($ Billions)		Strategy	NAV[1]	Founded	Description
Multi-Manager	Weiss[2]	Multi	$3.8	1978	Multi-strategy asset manager with 40-year track record allocating across equities, credit, and macro
	Schonfeld[2]	Equities	$3.2	2014	Market-neutral equity platform focused on fundamental and tactical strategies globally
	Dymon Asia[2]	Multi	$2.9	2008	Asia-focused multi-manager platform investing across equities, credit, fixed income/rates, and FX
	Topwater	Multi	$0.3	2002	First-loss, scalable multi-manager and multi-strategy liquid securities platform
Fundamental	Monashee[3]	Equities/ Converts	$3.1	2011	Focus on capital markets new issuance across equities, converts, credit, and crossover strategies
	Core Commodity Management[4]	Commodity-Related	$5.5	2003	Active strategies designed to provide enhanced commodity exposure
	Solanas Capital	ESG	$0.2	2009	ESG long/short equity strategy investing across alternative energy and sustainable resources
	Riposte Capital	Equities	$0.3	2015	Global long/short equity strategy investing in targeted industries and cyclical sectors
	Kathmandu	Energy / Cyclical	$0.2	2015	Global long/short equity strategy specializing in energy and related cyclical sectors
	Hampton Road Capital Management[2]	TMT Equities	$0.3	2020	Fundamental TMT-focused long/short equity manager
	SVI[2]	Greater China Equities	$1.1	2014	Greater China-focused fundamental L/S equity manager focused on structural mega trends
Credit	Jefferies Finance[5]	Corporate Credit	$10.5	2004	CLO manager, leveraged finance and middle-market credit investing platform
	Point Bonita Capital	Trade Finance	$0.4	2019	Trade finance and supply chain-based corporate credit investments
	3|5|2 Capital	Consumer ABS	$0.2	2020	Structured product strategies, emphasizing consumer-related ABS
	FourSixThree Capital[2]	Distressed	$0.3	2020	Distressed and opportunistic credit strategy across sectors and geographies
Quant	Manteio Capital[2]	Quant	NA	2020	Quantitative strategy that leverages Artificial Intelligence and traditional capital markets insights
Private Equity	Stonyrock Partners[4]	GP Stakes	NA[6]	2019	Minority general partner equity investments in global middle-market alternative managers

See pages 66-71 at the back of this presentation for endnotes.

59

Jefferies

Leucadia Asset Management – Strong Growth With Attractive Economics

- Asset Management generates revenues in three ways:
  - Revenue from strategic relationships (typically revenue or income sharing) with low associated direct costs
  - Management and performance fees from funds and accounts managed directly by Jefferies
  - Investment returns on capital invested by Jefferies

Aggregate NAV-Equivalent AUM (1) (2)
($ Billions)



10
11
16
22
FY18
FY19
FY20
Q3'21
10
12
14
16
# of Strategies

Average Aggregate NAV-Equivalent AUM (1) and Revenues (3)
(Last Twelve Months Q3'21)



$18 Billion
$428 Million
Affiliated Managers w/ Economic Sharing
15
1
2
3rd Party Investments
JFG Investments
100
15
313
Average AUM (1) ($Bn)
Revenues ($MM)

See pages 66-71 at the back of this presentation for endnotes.

60

Jefferies

Leucadia Asset Management – Developments YTD

December 2020

Announced strategic relationship with Hampton Road Capital

- New TMT Long/Short Equity firm launched by experienced Portfolio Manager John Thaler
- We own a perpetual revenue share
- Strong, consistent results ITD despite turbulent TMT space

February 2021

Announced launch of Monashee Investment Grade and Crossover strategies

- Monashee's original equities strategy is currently at capacity, and convertible debt strategy is also currently closed to outside capital
- Significant AUM[1] growth via Leucadia marketing efforts
- Additional new products in development, including Credit New Issuance strategy

March 2021

Exited Sikra European Long/Short strategy

- A difficult market environment for the strategy, coupled with investor redemptions, led to closing the fund

May 2021

Topwater Capital announces investment from top five US endowment

- With sizeable commitment, strategy is closed to additional third-party investors

June 2021

Announced closing of Point Bonita's Founders' share class

- Founders' share class was oversubscribed, with commitments in excess of $500MM

Announced strategic partnership with Strategic Vision Investment ("SVI")

- Provided acceleration capital and marketing support in exchange for perpetual revenue share

June-July 2021

Launched Weiss UCITS and Solanas ESG UCITS strategies

- Weiss UCITS launch comes on the heels of significant growth in AUM[1] for its equivalent Alpha Balanced Risk strategies, particularly its US Mutual Fund (Symbol: WEISX)

September 2021

Announced strategic partnership with Manteio Capital

- Seasoned quant veterans, formerly of CS Quantitative Trading group
- We own a perpetual revenue share in exchange for seed investment to launch fund and incubate certain strategies

See pages 66-71 at the back of this presentation for endnotes.

61

Jefferies

Leucadia Asset Management – Capital Raising Momentum ▪ Capital Raising (1) – Raised ~$2B in AUM via our marketing team during 2021 YTD primarily for Monashee, Schonfeld, Weiss, and Point Bonita – Strong pipeline for remainder of 2021 and 1H 2022 – Launch of Solanas ESG and Weiss UCITS products brings additional growth potential in Europe – New strategy additions are performing well and gaining marketing momentum, including 3|5|2 Capital, FourSixThree Capital, and SVI – Kathmandu and Riposte Capital have performed well and continue to receive strong investor interest – Actively marketing private strategies, including JCP Direct Lending Fund II for Jefferies Finance ▪ Marketing and Investor Relations – Team has grown to 22 professionals across Marketing & IR, meaningfully increasing capacity and coverage – Continuing to expand team across functional areas and regions to facilitate optimal support for our clients and managers • Added marketers to East Coast and West Coast regional teams • Grew Asia presence with additions of Head of Asia Business Development and dedicated Korea/Japan-focused marketer • Expanded European marketing team, with hires in Frankfurt and Stockholm to bolster continental European coverage post-Brexit • Added senior marketer focused on family office coverage • Added senior marketer to expand coverage in Midwest and Northeast regions • Added dedicated Head of Investor Relations and IR Associate to further enhance client service See pages 66-71 at the back of this presentation for endnotes. 62

Leucadia Asset Management – Strategic Priorities ▪ Grow fee-generating third party assets; prospect of long-term stable cash flows (1) – Associated AUM increased 55% over the last twelve months – LTM Q3 2021 $115 million of fee or fee-related revenues, including $100 million of revenue share-related income with low associated direct costs ▪ Continue to add new strategies ▪ Earn strong return on invested capital; recycle capital to support new strategies ▪ Manage cost and mitigate risk – Leverage Jefferies support infrastructure to manage launch costs and operating expenses – Strict controls to manage and limit risk – Stop losses if necessary at pre-determined levels See pages 66-71 at the back of this presentation for endnotes. 63Leucadia Asset Management – Strategic Priorities ▪ Grow fee-generating third party assets; prospect of long-term stable cash flows (1) – Associated AUM increased 55% over the last twelve months – LTM Q3 2021 $115 million of fee or fee-related revenues, including $100 million of revenue share-related income with low associated direct costs ▪ Continue to add new strategies ▪ Earn strong return on invested capital; recycle capital to support new strategies ▪ Manage cost and mitigate risk – Leverage Jefferies support infrastructure to manage launch costs and operating expenses – Strict controls to manage and limit risk – Stop losses if necessary at pre-determined levels See pages 66-71 at the back of this presentation for endnotes. 63

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AppendixAppendix

Endnotes These notes refer to page 4 (1) The financial measures presented herein include adjusted non-GAAP financial measures for 2011-15, which exclude the impact of the results of operations of Bache, a business substantially exited in 2015. Refer to Appendix on Page 72 for reconciliation to GAAP amounts. Net Earnings (Loss) in 1990-2012 are attributable to Common Shareholders. Net Earnings in 2013-2021 are attributable to Jefferies Group LLC. Results in 2010 are for the 11 months ended November 30, 2010. 2020s time period includes 2021YTD Q3 results annualized. (2) 2008 post-tax loss of $541 million includes expenses of $427 million related to the modification of employee stock awards and restructuring activities, offset by $434 million equity raise. 2018 GAAP net earnings attributable to Jefferies Group LLC of $159 million are adjusted to exclude the provisional tax charge of $165 million related to the enactment of the Tax Cuts and Jobs Act that was recorded in the year ended November 30, 2018. These notes refer to page 7 (1) Net income for Jefferies Financial Group refers to Net income attributable to Jefferies Financial Group Inc. (2) Net income for Jefferies Group refers to Net earnings attributable to Jefferies Group LLC. These notes refer to page 8 (1) Jefferies Group's results in 2013 for the Successor period includes the results of operations for the first quarter ending 2/28/13, which are part of the Predecessor period. The Predecessor and Successor periods are separated by a vertical line to highlight the fact that the financial information for such periods have been prepared under two different cost bases of accounting. Results in 2010 are for the 11 months ended November 30, 2010. These notes refer to page 9 (1) Source: Coalition FY18-1H21 Coalition Index Revenues, plus Jefferies. Coalition Index includes BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG, UBS. Analysis is based on Coalition’s entire aggregate fee pool for Investment Banking, Equities, and Fixed Income. These notes refer to page 10 (1) Source: Dealogic. (2) 2021 YTD as of 8/31/21. (3) CAGR for 2021 YTD Annualized vs. 2000. 66Endnotes These notes refer to page 4 (1) The financial measures presented herein include adjusted non-GAAP financial measures for 2011-15, which exclude the impact of the results of operations of Bache, a business substantially exited in 2015. Refer to Appendix on Page 72 for reconciliation to GAAP amounts. Net Earnings (Loss) in 1990-2012 are attributable to Common Shareholders. Net Earnings in 2013-2021 are attributable to Jefferies Group LLC. Results in 2010 are for the 11 months ended November 30, 2010. 2020s time period includes 2021YTD Q3 results annualized. (2) 2008 post-tax loss of $541 million includes expenses of $427 million related to the modification of employee stock awards and restructuring activities, offset by $434 million equity raise. 2018 GAAP net earnings attributable to Jefferies Group LLC of $159 million are adjusted to exclude the provisional tax charge of $165 million related to the enactment of the Tax Cuts and Jobs Act that was recorded in the year ended November 30, 2018. These notes refer to page 7 (1) Net income for Jefferies Financial Group refers to Net income attributable to Jefferies Financial Group Inc. (2) Net income for Jefferies Group refers to Net earnings attributable to Jefferies Group LLC. These notes refer to page 8 (1) Jefferies Group's results in 2013 for the Successor period includes the results of operations for the first quarter ending 2/28/13, which are part of the Predecessor period. The Predecessor and Successor periods are separated by a vertical line to highlight the fact that the financial information for such periods have been prepared under two different cost bases of accounting. Results in 2010 are for the 11 months ended November 30, 2010. These notes refer to page 9 (1) Source: Coalition FY18-1H21 Coalition Index Revenues, plus Jefferies. Coalition Index includes BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG, UBS. Analysis is based on Coalition’s entire aggregate fee pool for Investment Banking, Equities, and Fixed Income. These notes refer to page 10 (1) Source: Dealogic. (2) 2021 YTD as of 8/31/21. (3) CAGR for 2021 YTD Annualized vs. 2000. 66

Endnotes These notes refer to page 11 (1) Source: Coalition FY15-1H21 Coalition Index Revenues, plus Jefferies. Coalition Index includes BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG, UBS. Analysis is based on Coalition’s standard taxonomy. FICC represents Fixed Income, Currency and Commodities. These notes refer to page 13 (1) Mortgage Origination Lender Rankings as of December 2020 from Mortgage Bankers Association. These notes refer to page 15 (1) Revenues do not include allocated net interest of $(45) million. (2) Aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 17 (1) Tangible Book Value is a non-GAAP measure. See Appendix on page 74 for reconciliation to GAAP amount. (2) Tangible Book Value is a non-GAAP measure. See Appendix on page 76 for reconciliation to GAAP amount. (3) Tangible Book Value of Merchant Banking Portfolio at start of FY 2012 and FY2013 adjusted to exclude investments in Jefferies Group and Jefferies High Yield. See Appendix on page 76 for reconciliation to GAAP amount. These notes refer to page 20 (1) Dividend for fourth quarter of each year, annualized, except for Q3 2021 (Q3’21 dividend of $0.25 per share, annualized). (2) Fully diluted shares outstanding at end of each period. Fully diluted shares outstanding, a non-GAAP measure, is defined as Jefferies Financial Group’s common shares outstanding plus restricted stock units, stock options, conversion of redeemable preferred shares when dilutive and other shares. Refer to Appendix on page 75 for reconciliation to GAAP amounts. (3) Cumulative return of capital since beginning of FY16. These notes refer to page 23 (1) For Jefferies Group, Return on Tangible Equity (a non-GAAP measure) equals our annualized net earnings attributable to Jefferies Group divided by beginning of period tangible Jefferies Group member's equity (a non-GAAP measure). Tangible Jefferies Group member's equity (a non-GAAP measure) represents total Jefferies Group member's equity less goodwill and identifiable intangible assets. Refer to Appendix on Page 73 for reconciliation to GAAP amounts. For Jefferies Financial Group, Adjusted return on tangible equity (a non-GAAP financial measure) is defined as Jefferies Financial Group's annualized adjusted net income divided by adjusted tangible shareholders' equity. Refer to Appendix on Page 78 for reconciliation to GAAP amounts. 67Endnotes These notes refer to page 11 (1) Source: Coalition FY15-1H21 Coalition Index Revenues, plus Jefferies. Coalition Index includes BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG, UBS. Analysis is based on Coalition’s standard taxonomy. FICC represents Fixed Income, Currency and Commodities. These notes refer to page 13 (1) Mortgage Origination Lender Rankings as of December 2020 from Mortgage Bankers Association. These notes refer to page 15 (1) Revenues do not include allocated net interest of $(45) million. (2) Aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 17 (1) Tangible Book Value is a non-GAAP measure. See Appendix on page 74 for reconciliation to GAAP amount. (2) Tangible Book Value is a non-GAAP measure. See Appendix on page 76 for reconciliation to GAAP amount. (3) Tangible Book Value of Merchant Banking Portfolio at start of FY 2012 and FY2013 adjusted to exclude investments in Jefferies Group and Jefferies High Yield. See Appendix on page 76 for reconciliation to GAAP amount. These notes refer to page 20 (1) Dividend for fourth quarter of each year, annualized, except for Q3 2021 (Q3’21 dividend of $0.25 per share, annualized). (2) Fully diluted shares outstanding at end of each period. Fully diluted shares outstanding, a non-GAAP measure, is defined as Jefferies Financial Group’s common shares outstanding plus restricted stock units, stock options, conversion of redeemable preferred shares when dilutive and other shares. Refer to Appendix on page 75 for reconciliation to GAAP amounts. (3) Cumulative return of capital since beginning of FY16. These notes refer to page 23 (1) For Jefferies Group, Return on Tangible Equity (a non-GAAP measure) equals our annualized net earnings attributable to Jefferies Group divided by beginning of period tangible Jefferies Group member's equity (a non-GAAP measure). Tangible Jefferies Group member's equity (a non-GAAP measure) represents total Jefferies Group member's equity less goodwill and identifiable intangible assets. Refer to Appendix on Page 73 for reconciliation to GAAP amounts. For Jefferies Financial Group, Adjusted return on tangible equity (a non-GAAP financial measure) is defined as Jefferies Financial Group's annualized adjusted net income divided by adjusted tangible shareholders' equity. Refer to Appendix on Page 78 for reconciliation to GAAP amounts. 67

Endnotes These notes refer to page 24 (1) Includes Asset management fees and revenues, Other, and Interest Expense on Long Term Debt. (2) Includes Principal Transactions, Interest and Interest Expense (excluding Interest Expense on Long Term Debt). These notes refer to page 25 (1) The period 2018-2019 reflects Average of FY 18 & FY 19. The period 2020-2021 reflect the Average of Q1 2020, Q4 2020, Q2 2021, Q3 2021. These notes refer to page 26 (1) Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $52,047 million less goodwill and identifiable intangible assets of $(1,799) million divided by tangible Jefferies Group LLC member's equity of $5,098 million. Tangible Jefferies Group LLC Member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's equity of $6,897 million less goodwill and identifiable intangible assets of $(1,799) million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. (2) Tangible Assets (A non-GAAP financial measure) equals total assets of $52,047 million less goodwill and identifiable intangible assets of $(1,799) million. These notes refer to page 27 Note: As presented in Jefferies Group LLC public filings. (1) Leverage ratio equals total assets divided by total equity. (2) Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $52,047 million less goodwill and identifiable intangible assets of $(1,799) million divided by tangible Jefferies Group LLC member's equity of $5,098 million. Tangible Jefferies Group LLC Member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's equity of $6,897 million less goodwill and identifiable intangible assets of $(1,799) million. The tangible gross leverage ratio is used by rating age ncies in assessing our leverage ratio. These notes refer to page 30 (1) Since April 1, 2018. Includes share repurchases, normal and special dividends. (2) Tangible Book Value is a non-GAAP financial measure. See Appendix on page 74 for reconciliation to GAAP amounts. These notes refer to page 31 (1) Tangible Book Value is a non-GAAP measure. See Appendix on page 76 and 77 for reconciliations to GAAP amount 68

Endnotes These notes refer to page 35 Note: Industry data sourced from Dealogic. (1) Excludes Other Investment Banking revenue. In the first quarter of 2018, we made changes to the presentation of our “Revenues by Source” to better align the manner in which we describe and present the results of our performance with the manner in which we manage our business activities and serve our clients. For a furthe r discussion of these changes, See Jefferies Group LLC’s Form 8-K filed on March 20, 2018. We have presented fiscal years 2016 and 2017 to reflect results on a comparable basis, as reported in Jefferies Group public filings. These notes refer to page 36 (1) Source: Dealogic. Excludes Investment Grade and Other DCM. These notes refer to page 37 (1) Source: Dealogic. These notes refer to page 38 (1) Source: Dealogic. These notes refer to page 39 (1) Includes core capital, third party assets under management and committed funding. These notes refer to page 40 (1) FY 2020 includes $80 million of expenses related to backstop liquidity facilities. These notes refer to page 44 (1) Data on a fiscal year basis and reflects external results. LTM is as of the end of August 2021. 69Endnotes These notes refer to page 35 Note: Industry data sourced from Dealogic. (1) Excludes Other Investment Banking revenue. In the first quarter of 2018, we made changes to the presentation of our “Revenues by Source” to better align the manner in which we describe and present the results of our performance with the manner in which we manage our business activities and serve our clients. For a furthe r discussion of these changes, See Jefferies Group LLC’s Form 8-K filed on March 20, 2018. We have presented fiscal years 2016 and 2017 to reflect results on a comparable basis, as reported in Jefferies Group public filings. These notes refer to page 36 (1) Source: Dealogic. Excludes Investment Grade and Other DCM. These notes refer to page 37 (1) Source: Dealogic. These notes refer to page 38 (1) Source: Dealogic. These notes refer to page 39 (1) Includes core capital, third party assets under management and committed funding. These notes refer to page 40 (1) FY 2020 includes $80 million of expenses related to backstop liquidity facilities. These notes refer to page 44 (1) Data on a fiscal year basis and reflects external results. LTM is as of the end of August 2021. 69

Endnotes These notes refer to page 45 (1) Number of stocks covered. Data sourced from Thomson Starmineas of 8/31/2021 and includes Jefferies co-branded partners that are included in the survey. 2016 statistic as of December 2016. (2) Data is on a FY basis and reflects published equity research content. Asia includes our co-branded equity research coverage. 2021 Annualized is through August 2021. (3) Data sourced from Dealogic. Full apportioned to each bookrunner. Deal size greater than $20mm. Includes ECM includes IPO/FO/CVT. LTM reflects data through August 2021. (4) Data on a FY basis and reflects Cash and Electronic Trading notional volumes. 2021 reflects data through August 2021. These notes refer to page 46 (1) Revenue is on a FYTD basis through August 2021 and includes all S&T products. (2) Commission analytics (net commissions and advisory payments) are on a FY basis with LTM through August 2021. (3) Data reflects global Cash and Electronic Trading notional volumes on a calendar year basis. LTM is as of the end of August 2021. These notes refer to page 47 (1) Data on a fiscal year basis and includes Institutional revenues only. LTM is as of the end of August 2021. These notes refer to page 48 (1) Market ranks and share reflect latest available. Global Cash market share sourced from third party market survey and includes Cash, Algo and PT. Global Convertibles market share sourced from Greenwich. These notes refer to page 52 (1) Average Cash Capital Plus Liquidity Buffer. (2) Average worst case stress. (3) Based on daily Fixed Income revenues. 70Endnotes These notes refer to page 45 (1) Number of stocks covered. Data sourced from Thomson Starmineas of 8/31/2021 and includes Jefferies co-branded partners that are included in the survey. 2016 statistic as of December 2016. (2) Data is on a FY basis and reflects published equity research content. Asia includes our co-branded equity research coverage. 2021 Annualized is through August 2021. (3) Data sourced from Dealogic. Full apportioned to each bookrunner. Deal size greater than $20mm. Includes ECM includes IPO/FO/CVT. LTM reflects data through August 2021. (4) Data on a FY basis and reflects Cash and Electronic Trading notional volumes. 2021 reflects data through August 2021. These notes refer to page 46 (1) Revenue is on a FYTD basis through August 2021 and includes all S&T products. (2) Commission analytics (net commissions and advisory payments) are on a FY basis with LTM through August 2021. (3) Data reflects global Cash and Electronic Trading notional volumes on a calendar year basis. LTM is as of the end of August 2021. These notes refer to page 47 (1) Data on a fiscal year basis and includes Institutional revenues only. LTM is as of the end of August 2021. These notes refer to page 48 (1) Market ranks and share reflect latest available. Global Cash market share sourced from third party market survey and includes Cash, Algo and PT. Global Convertibles market share sourced from Greenwich. These notes refer to page 52 (1) Average Cash Capital Plus Liquidity Buffer. (2) Average worst case stress. (3) Based on daily Fixed Income revenues. 70

Endnotes These notes refer to page 57 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) Includes revenues from arrangements with strategic affiliates. These notes refer to page 58 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) Including strategies managed by affiliated managers. These notes refer to page 59 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of 8/31/21. (2) Represents revenue share agreement. (3) Equity investment made 10/7/19. Not wholly-owned by Jefferies Financial Group. (4) Not wholly-owned by Jefferies Financial Group. (5) Jefferies Finance (JFIN) is a 50/50 joint venture between Jefferies and Mass Mutual Life Insurance Company. Our share of net earnings from JFIN are included in Investment Banking net revenues. (6) No third party NAV Equivalent AUM as of 8/31/21. These notes refer to page 60 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) AUM excludes JFIN. (3) Revenues do not include allocated net interest of $(45) million. These notes refer to page 61 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 62 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 63 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. 71Endnotes These notes refer to page 57 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) Includes revenues from arrangements with strategic affiliates. These notes refer to page 58 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) Including strategies managed by affiliated managers. These notes refer to page 59 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of 8/31/21. (2) Represents revenue share agreement. (3) Equity investment made 10/7/19. Not wholly-owned by Jefferies Financial Group. (4) Not wholly-owned by Jefferies Financial Group. (5) Jefferies Finance (JFIN) is a 50/50 joint venture between Jefferies and Mass Mutual Life Insurance Company. Our share of net earnings from JFIN are included in Investment Banking net revenues. (6) No third party NAV Equivalent AUM as of 8/31/21. These notes refer to page 60 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. (2) AUM excludes JFIN. (3) Revenues do not include allocated net interest of $(45) million. These notes refer to page 61 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 62 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. These notes refer to page 63 (1) AUM includes aggregate NAV and NAV-equivalent Assets Under Management held by us and our affiliated asset managers as of each period end. 71

Reconciliation To Remove the Impact of the Bache Business From Jefferies Group Historical Firmwide Results

($ Millions)

	Fiscal Year Ended				
	11/30/11	11/30/12	11/30/13[4]	11/30/14	11/30/15
Net Revenues (GAAP)[1]	$2,573	$3,019	$2,959	$2,990	$2,475
Adjustments to Remove Bache[2]	(170)	(249)	(215)	(203)	(80)
Adjusted Net Revenues (non-GAAP)[1]	$2,403	$2,770	$2,744	$2,787	$2,395
Net Earnings (GAAP)[3]	$285	$282	$251	$158	$94
Adjustments to Remove Bache	(71)	3	30	99	89
Adjusted Net Earnings (non-GAAP)[3]	$214	$285	$281	$257	$183

Note: The above tables reconcile certain Jefferies Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Group believes that the disclosed Adjusted non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

(1) For the Years Ended 2012 and 2011, "Net Revenues" are defined as "Net Revenues, less interest on mandatorily redeemable preferred interests of consolidated subsidiaries."

(2) Revenues generated by the Bache business, including commissions, principal transaction revenues and net interest revenue, for the presented period have been classified as a reduction of revenue in the presentation of Adjusted financial measures.

(3) For the Years Ended 2015 and 2014, "Net Earnings" are defined as "Net earnings attributable to Jefferies Group." For the Years Ended 2012 and 2011, "Net Earnings" are defined as "Net earnings attributable to common shareholders."

(4) Jefferies Group's results in 2013 includes the results of operations for the first quarter ending 2/28/13, which are part of the Predecessor period.

72

Jefferies

Jefferies Group – Reconciliation of Return on Tangible Equity (a Non-GAAP Measure)

($ Millions)

	As Of						
	11/30/19	2/29/20	5/31/20	8/31/20	11/30/20	2/28/21	5/31/21
Jefferies Group Member's Equity (GAAP)	$6,125	$6,313	$6,412	$6,488	$6,349	$6,540	$6,681
Goodwill and Identifiable Intangible Assets	(1,814)	(1,810)	(1,800)	(1,806)	(1,805)	(1,807)	(1,805)
Tangible Jefferies Group Member's Equity (non-GAAP)	$4,311	$4,503	$4,612	$4,682	$4,544	$4,733	$4,876

	Quarter Ended						
	2/29/20	5/31/20	8/31/20	11/30/20	2/28/21	5/31/21	8/31/21
Net Earnings Attributable to Jefferies Group	$173	$131	$268	$307	$495	$319	$420
Annualized Net Earnings Attributable to Jefferies Group	$694	$523	$1,072	$1,228	$1,979	$1,275	$1,679
Return on Tangible Equity (1)	16.1%	11.6%	23.2%	26.2%	43.5%	26.9%	34.4%

Note: The above tables reconcile certain Jefferies Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

(1) Return on Tangible Equity (a non-GAAP measure) equals our annualized net earnings attributable to Jefferies Group divided by beginning of period tangible Jefferies Group member's equity (a non-GAAP measure). Tangible Jefferies Group member's equity (a non-GAAP measure) represents total Jefferies Group member's equity less goodwill and identifiable intangible assets.

73

Jefferies

Reconciliation of Jefferies Financial Group Shareholders' Equity To Tangible Book Value (a Non-GAAP Measure) ($ Millions) 3/31/18 Jefferies Financial Group Total Shareholders' Equity (GAAP) $10,259 Less: Intangible assets, net and goodwill (2,451) Jefferies Financial Group Total Tangible Book Value (non-GAAP) $7,808 Reconciliation of Book Value to Tangible Book Value of Merchant Banking Assets Sold Book Value of Merchant Banking Assets Sold Since Mid-2012 (GAAP) $2,593 Less: Intangible Assets, Net and Goodwill (323) Tangible Book Value of Merchant Banking Assets Sold Since Mid-2012 (Non-GAAP) $2,270 Note: The above tables reconcile certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. 74Reconciliation of Jefferies Financial Group Shareholders' Equity To Tangible Book Value (a Non-GAAP Measure) ($ Millions) 3/31/18 Jefferies Financial Group Total Shareholders' Equity (GAAP) $10,259 Less: Intangible assets, net and goodwill (2,451) Jefferies Financial Group Total Tangible Book Value (non-GAAP) $7,808 Reconciliation of Book Value to Tangible Book Value of Merchant Banking Assets Sold Book Value of Merchant Banking Assets Sold Since Mid-2012 (GAAP) $2,593 Less: Intangible Assets, Net and Goodwill (323) Tangible Book Value of Merchant Banking Assets Sold Since Mid-2012 (Non-GAAP) $2,270 Note: The above tables reconcile certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. 74

Reconciliation of Jefferies Financial Group Fully Diluted Shares Outstanding (a Non-GAAP Measure)

(Millions)

	12/31/16	12/31/17	11/30/18	11/30/19	11/30/20	8/31/21
Jefferies Financial Group Common Shares Outstanding (GAAP)	359	356	308	292	250	246
Restricted stock units ("RSUs")	14	16	20	22	23	20
Redeemable convertible preferred shares converted to common shares (1)	-	-	-	-	-	4
Stock Options	-	-	-	-	-	5
Other	1	1	1	1	1	1
Jefferies Financial Group Fully Diluted Shares Outstanding (non-GAAP)(2)	374	373	328	315	274	276

Note: The above table reconciles certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Fully diluted shares outstanding include the additional common shares if our redeemable convertible preferred shares were converted to common shares in periods when they were dilutive. These preferred shares were anti-dilutive in the years ended 2016-2020.

(2) Fully diluted shares outstanding include vested RSUs as well as the target number of RSUs issuable under the senior executive compensation plans.

75

Jefferies

Reconciliation of Merchant Banking Shareholders' Equity To Merchant Banking Tangible Book Value (a Non-GAAP Measure)

($ Millions)

	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	11/30/18	11/30/19	11/30/20	8/31/21
Merchant Banking Shareholders' Equity (GAAP)	$5,584	$4,483	$2,423	$3,700	$4,779	$4,498	$4,387	$3,307	$2,144	$1,940	$1,962
Less: Investment in Jefferies Group and Jefferies High Yield	(1,121)	(1,429)	-	-	-	-	-	-	-	-	-
Less: Intangible assets, net and goodwill	(877)	(854)	(780)	(760)	(710)	(610)	(564)	(9)	(53)	(49)	(47)
Merchant Banking Tangible Book Value (non-GAAP)	$3,586	$2,200	$1,643	$2,940	$4,069	$3,888	$3,823	$3,297	$2,092	$1,892	$1,915

Note: The above table reconciles certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

76

Jefferies

Reconciliation of Jefferies Financial Group Shareholders' Equity To Tangible Book Value (a Non-GAAP Measure)

($ Millions)

	12/31/16	12/31/17	11/30/18	11/30/19	11/30/20	8/31/21
Jefferies Financial Group Shareholders' Equity (GAAP)	$10,128	$10,106	$10,061	$ 9,580	$9,404	$10,382
Less: Intangible assets, net and goodwill	(2,514)	(2,463)	(1,890)	(1,923)	(1,913)	(1,905)
Jefferies Financial Group Tangible Book Value (non-GAAP)	$7,614	$7,643	$8,171	$7,657	$7,490	$8,477

Note: The above table reconciles certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

77

Jefferies

Jefferies Financial Group – Reconciliation of Adjusted Return on Tangible Equity (a Non-GAAP Measure)

($ Millions)

	Quarter Ended						
	2/29/20	5/31/20	8/31/20	11/30/20	2/28/21	5/31/21	8/31/21
Net income attributable to Jefferies Financial Group common shareholders (GAAP)	$113	$45	$304	$307	$582	$353	$407
Intangible amortization and impairment expense, net of tax	3	2	3	3	3	3	3
Adjusted net income (non-GAAP)	$116	$47	$307	$310	$585	$355	$410
Annualized adjusted net income (non-GAAP)	$463	$189	$1,230	$1,240	$2,340	$1,421	$1,640

	As of						
	11/30/19	2/29/20	5/31/20	8/31/20	11/30/20	2/28/21	5/31/21
Shareholders' equity (GAAP)	$9,580	$9,349	$9,327	$9,411	$9,404	$9,746	$10,073
Less: Intangible assets, net and goodwill	(1,923)	(1,918)	(1,910)	(1,915)	(1,913)	(1,914)	(1,912)
Less: Deferred tax asset	(462)	(447)	(393)	(313)	(394)	(410)	(452)
Less: Weighted average quarter-to-date impact of cash dividends and share repurchases	(130)	(162)	(91)	(111)	(69)	(37)	(57)
Adjusted tangible shareholders' equity (non-GAAP)	$7,065	$6,822	$6,933	$7,072	$7,028	$7,384	$7,651
Annualized adjusted return on tangible equity	6.6%	2.8%	17.7%	17.5%	33.3%	19.2%	21.4%

Note: The above tables reconcile certain non-GAAP financial information to their respective GAAP measures. We believe that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable GAAP measures are useful to investors as they enable investors to evaluate our results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

78

Jefferies